SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant	[ ]

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[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

PROFESSIONALLY MANAGED PORTFOLIOS
(Name of Registrant as Specified In Its Charter)

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Proxy Materials

PLEASE CAST YOUR VOTE NOW!

GoodHaven Fund
(a series of Professionally Managed Portfolios)

Dear Shareholder:

I am writing to you about an important proposal regarding your investment in the GoodHaven Fund (the “Fund”).  A Special Meeting of Shareholders of the Fund will be held at 9:00 am, Pacific Time on March 28, 2016 (the “Special Meeting”).  The purpose of the Special Meeting is to seek your approval of the following proposal (the “Proposal”) and to transact such other business as may properly come before the Special Meeting or any adjournments thereof:

(1)
Approval of an Agreement and Plan of Reorganization under which all of the assets of the Fund will be transferred to a  newly formed series (the “New Fund”) of a newly formed trust, The GoodHaven Funds Trust (the “New Trust”), in exchange solely for (i) shares of the New Fund having equal value, which will be distributed proportionately to the shareholders of the Fund as indicated below, and (ii) the New Fund’s assumption of all of the Fund’s liabilities (the “Proposed Reorganization”).

The Fund is currently organized as a series of Professionally Managed Portfolios (the “Trust”), a registered investment company with its principal offices at 615 East Michigan Street, Milwaukee, Wisconsin 53202.  Pursuant to Proposal 1, if the Proposed Reorganization is approved by shareholders, the Fund would be reorganized into the New Fund, which is a series of the New Trust, a newly created registered investment company with its principal offices at 4940 SW 83rd Street, Miami, Florida 33143.  The Proposed Reorganization would not result in a change to the Fund’s name, investment objective, principal investment strategies, risks, fundamental limitations, non-fundamental limitations, investment advisor and other key service providers.  However, the Proposed Reorganization will result in the Fund being overseen by a different Board of Trustees.  GoodHaven Capital Management, LLC (“GoodHaven” or the “Advisor”), the investment advisor to the GoodHaven Fund, will remain as the investment advisor to the New Fund.  It is important to note that, under the Proposed Reorganization, you would receive exactly the same number and dollar amount of shares of the New Fund as you held in the Fund on the effective date of the Proposed Reorganization and there will be no change in the cost basis of your shares or their holding period.

This package contains a Proxy Statement, other information regarding the Proposal and the materials to use when casting your vote.  Only shareholders of record as of the close of business on January 29, 2016, are entitled to vote at the Special Meeting.  Whether or not you expect to attend the Special Meeting please read the enclosed materials and cast your vote on the proxy card(s).  Please vote your shares promptly.  Your vote is extremely important, no matter how large or small your holdings may be.

The Proposal has been carefully reviewed by the Board of Trustees of the Trust, all of whom are unaffiliated with the Fund and GoodHaven.  After careful consideration, the Board of the Trust unanimously approved the above Proposal and recommends that you vote “FOR” the Proposal.

The questions and answers on the next few pages are provided to assist you in understanding the Proposal.  The Proposal is described in greater detail in the enclosed Proxy Statement.

Voting is quick and easy.  Everything you need is enclosed.  To cast your vote, simply complete the proxy card(s) enclosed in this package.  Be sure to sign each card before mailing it in the postage-paid envelope.  You may also vote your shares by touch-tone telephone or through the Internet.  Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

To vote by telephone:	To vote by Internet:
(1) Read the Proxy Statement and have the enclosed proxy card at hand.	(1) Read the Proxy Statement and have the enclosed proxy card at hand.

(2) Call the toll-free number that appears on the enclosed proxy card.	(2) Go to the website that appears on the enclosed proxy card.

(3) Enter the control number set forth on the enclosed proxy card and follow the simple instructions.	(3) Enter the control number set forth on the enclosed proxy card and follow the simple instructions.

If you have any questions before you vote, please call us toll-free at 1-855-654-6639.  Representatives are available Monday through Friday from 9 a.m. until 8 p.m., Eastern Time.  Thank you for your participation in this important initiative.

Sincerely,
Larry Pitkowsky
Managing Partner
GoodHaven Capital Management, LLC

Important information to help you understand and vote on the proposal

Q & A: QUESTIONS AND ANSWERS

By its very nature, the following “Questions and Answers” section is a summary and is not intended to be as detailed as the discussion found later in the proxy materials.  For that reason, the information is qualified in its entirety by reference to the enclosed proxy statement to shareholders (“Proxy Statement”).

Questions and Answers

Q.	What is the attached document and why are we sending it to you?
A.
The attached document is a Proxy Statement and is being provided to you by the GoodHaven Fund (the “Fund”), which is currently a series of Professionally Managed Portfolios (the “Trust”), in connection with the solicitation of proxies by the Board of Trustees of the Trust (the “PMP Board”) to vote on the proposal (the “Proposal”).

Proposal 1 relates to a proposal to approve an Agreement and Plan of Reorganization under which all of the assets of the Fund will be transferred to a newly formed series (the “New Fund”) of a newly formed trust, The GoodHaven Funds Trust (the “New Trust”), in exchange solely for (1) shares of the New Fund having equal value, which will be distributed proportionately to the shareholders of the Fund as indicated below, and (2) the New Fund’s assumption of all of the Fund’s liabilities (the “Proposed Reorganization”).

The Proxy Statement contains the information that shareholders of the Fund should know before voting on the Proposal at the special meeting of shareholders (the “Special Meeting”).

Approval for the Agreement and Plan of Reorganization with respect to the Fund requires an affirmative vote of the lesser of: (a) 67% or more of the Fund’s shares represented at the Special Meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the Fund’s outstanding shares.

Q.	What is the Proposed Reorganization under Proposal 1?
A.
It is proposed that the Fund be reorganized into the New Fund, which is a newly created series of the New Trust.  The New Trust has been recently established as a Delaware statutory trust and is overseen by its own Board of Trustees (the “New Board”).  The chart below shows how the Fund will be reorganized as a result of the Proposed Reorganization:

Fund (a series of Professionally Managed Portfolios)	Proposed to be Reorganized into	New Fund (a series of The GoodHaven Funds Trust)
GoodHaven Fund (GOODX)	è	GoodHaven Fund (GOODX) (new)

Q.	What will happen to the Fund if Proposal 1 is approved by shareholders?
A.
Subject to the approval of shareholders as described below, the Fund will be reorganized into the New Fund.  All of the assets and all of the liabilities of the Fund will be transferred to and assumed by the New Fund, and you, as a shareholder of the Fund, will receive exactly the same number and dollar amount of shares of the New Fund as you held in the Fund on the effective date of the Proposed Reorganization.  Subsequently, the Fund will be liquidated and terminated.  The Proposed Reorganization requires approval by the Fund’s shareholders. The New Fund will be managed using the same investment philosophy and the same strategies currently employed by the Advisor.

If the Proposed Reorganization is approved by shareholders, then shareholders who do not wish to remain invested in the New Fund may redeem their shares of the Fund prior to the Reorganization. The Fund has determined to waive any redemption fee that might otherwise be charged in connection with any redemption made after the announcement of the PMP Board’s decision to approve the Proposed Reorganization.

Q.	Why is the Fund reorganizing into the New Fund?
A.
The Fund is currently a series of the Professionally Managed Portfolio Trust, which is a Massachusetts business trust.  The Trust is organized as a “multiple-series trust” where a number of different funds managed by a number of unaffiliated investment advisors employing diverse strategies share a common board of trustees and a common set of service providers that provide non-investment management services.  The Fund forms only a modest portion of the overall Trust assets and GoodHaven is only one of the independent advisors providing investment management services to a single fund in the Trust.  This structure is in contrast to the more traditional stand-alone mutual fund structure whereby all of the funds of a single trust are advised by a common investment advisor and overseen by a single board of trustees.

From the Fund’s inception in April 2011 through the semi-annual period ended May 31, 2014, the Fund compared relatively well against most broad equity indexes, having generated an annualized absolute return of 13.43% during that period.  Since June 2014, the Fund has experienced a notable period of under-performance compared to broad equity indexes.  Over the last nine months, the PMP Board and the Advisor have had discussions regarding the reasons for that underperformance.  During these discussions, the Advisor expressed to the PMP Board its belief that periods of underperformance are inevitable from time to time given its investment philosophy and strategy, which is concentrated and sometimes volatile, and that such periods are not, by themselves, indicative of a fundamental flaw in the Advisor’s investment process.  The PMP Board reiterated its concerns over the last six months and began to suggest that the Advisor undertake certain temporary actions, including with respect to fees and expenses until such time as performance improved.  Although the Advisor did not agree on the basis for the suggestions, it did not reject them out of hand and offered to consider them.  However, after further discussions involving a variety of issues, including, but not limited to, the timing, amount, and duration of potential fee adjustments, the Advisor and the PMP Board came to the determination that they do not share a common view regarding the future operation and management of the Fund.  Pursuant to these discussions, the Advisor indicated that it believed that it was in the best interests of the Fund to establish a separate trust given these differences.

GoodHaven remains focused on its efforts to grow the Fund and improve the Fund’s performance.  However, GoodHaven believes that the new structure could also allow for a limited expansion of the fund offerings it provides should certain opportunities appear to be widespread in financial markets, although there are no concrete plans to form another fund offering at present.  A majority of the New Board of Trustees will be independent and consist of individuals with significant business and oversight experience.  Their backgrounds are described more fully in the New Fund’s Statement of Additional Information.  Under this new structure, the Board of Trustees of the New Trust will oversee only the New Fund, and any newly created series of the New Trust, each of which will be advised by GoodHaven.  For these reasons, GoodHaven believes it is appropriate at this time to restructure the Fund into the more traditional format of a stand-alone trust and not a multiple-series trust.

Questions and Answers	2

Q.	What should I know about the New Fund?
A.
GoodHaven currently serves as the investment advisor to the Fund and, if the Proposed Reorganization is approved, GoodHaven will continue to serve as the investment advisor to the New Fund.  The New Fund and the New Trust are newly created entities.  However, shareholders should expect most of the service providers currently serving the Fund and the Trust to continue to serve in the same capacity with the New Fund and the New Trust, although the New Trust will be overseen by a different Board of Trustees.

The Proposed Reorganization will not result in any changes to the Fund’s investment objective, principal investment strategies, risks, fundamental limitations, non-fundamental limitations, investment advisor and other key service providers.  The Proposed Reorganization will result in a change in the Board of Trustees that oversees the Fund.  The Proposed Reorganization will not result in an increase in the total annual fund operating expenses of the Fund.

It is important to note that, if the Proposed Reorganization is approved, you will receive New Fund shares equal in value as of the Proposed Reorganization’s closing date to shares of the corresponding Fund you hold as of such date.  The Proposed Reorganization will not affect the value of your investment at the time of the Proposed Reorganization, and your interest in the Fund will not be diluted.  The Proposed Reorganization is expected to be tax-free to the Fund and its shareholders and is not expected to result in a change in cost basis or investment holding period.

Q.	What happens if the Proposed Reorganization is not approved?
A.
In such case, the Board will determine what action, if any would be appropriate.  Until then the Fund would continue to operate in the same manner as it has previously.  The Advisor may consider requesting that the Board continue to solicit proxies from shareholders to seek approval of the Proposed Reorganization.

Q.	Will I be able to purchase and redeem shares and receive distributions the same way?
A.	The Proposed Reorganization will not affect your right to purchase and redeem shares and to receive distributions.
Q.	What action has the Board taken?
A.
After careful consideration, the Board of the Trust, including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (the “Independent Trustees”), approved the Proposal and authorized the solicitation by the Fund of proxies voting “FOR” the Proposal.

Q.	Who bears the expenses associated with the Proposal?
A.
GoodHaven will bear expenses associated with the Proposal.  The expenses include costs relating to preparation, printing and distribution of the Proxy Statement and the legal fees and accounting fees with respect to the Proposal and Proxy Statement and expenses of holding the Special Meeting and soliciting shareholder votes.  The Fund will not incur any expenses in connection with the Proposal.

Questions and Answers	3

Q.	Who is AST Fund Solutions?
A.
AST Fund Solutions is a third party proxy vendor that GoodHaven has engaged to contact shareholders and record proxy votes.  In order to hold the Special Meeting, a quorum must be reached.  If a quorum is not attained, the meeting must adjourn to a future date.  Voting your shares immediately will help to prevent the need to call you to solicit your vote.

Q.	Who is eligible to vote?
A.
Shareholders of record of the Fund as of the close of business on January 29, 2016 (the “Record Date”) are entitled to be present and to vote at the Special Meeting or any adjournment thereof.  Those shareholders will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on the Proposal affecting the Fund presented at the Special Meeting.

Q.	I am a small investor. Why should I bother to vote?
A.
Your vote is needed to ensure that a quorum is present at the Special Meeting so that the Proposal can be acted upon.  Your immediate response on the enclosed proxy card will help prevent the need for any further solicitations for a shareholder vote.  We encourage all shareholders to participate, including small investors.  If other shareholders like you do not vote, the Fund may not receive enough votes to go forward with the Special Meeting.  If this happens, the Proposal would be delayed, and we may need to solicit votes again, which increases costs.

Q.	How do I place my vote?
A.
You may vote your shares by any of the following methods: (1) call the telephone number provided on the enclosed proxy card; (2) log on to the Internet as directed on the proxy card and vote electronically; (3) if you are unable to vote by telephone or on the Internet, fill out your proxy card and return it to us; or (4) attend the Special Meeting on March 28, 2016 and vote in person.  Please refer to your proxy card for further instructions on how to vote.

The following pages give you additional information about the Proposal on which you are being asked to vote.  This proxy is revocable and could be changed prior to the Special Meeting.

Your Vote Is Important.  Thank You for Promptly Recording Your Vote.

Questions and Answers	4

Table of Contents

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS		i
INSTRUCTIONS FOR EXECUTING PROXY CARDS		ii
PROXY STATEMENT		1
PROPOSAL 1 – APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION		2
A.	OVERVIEW	2
B.	REASONS FOR THE PROPOSED REORGANIZATION	3
C.	BOARD CONSIDERATIONS	3
D.	COMPARISON OF THE INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, RISKS AND INVESTMENT LIMITATIONS	5
E.	COMPARISON OF CURRENT AND PRO FORMA FEES AND EXPENSES	5
F.	PERFORMANCE INFORMATION	6
G.	COMPARISON OF SHAREHOLDER SERVICES	7
H.	COMPARISON OF VALUATION PROCEDURES	8
I.	MANAGEMENT	9
J.	CAPITALIZATION	10
K.	SUMMARY OF THE AGREEMENT AND PLAN OF REORGANIZATION	10
L.	FEDERAL INCOME TAX CONSEQUENCES	11
M.	CERTAIN INFORMATION REGARDING THE TRUSTEES AND OFFICERS	11
O.	VOTE REQUIRED FOR PROPOSAL 1	13
ADDITIONAL INFORMATION		14
OTHER BUSINESS		15
SUBMISSION OF SHAREHOLDER PROPOSALS		15
NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES		15
SOLICITATION OF SHAREHOLDER VOTE		15
QUORUM		15
HOUSEHOLDING		16
APPENDIX A		A-1
APPENDIX B		B-1
APPENDIX C		C-1
APPENDIX D		D-1
APPENDIX E		E-1

GOODHAVEN FUND

GoodHaven Fund – GOODX
(a series of Professionally Managed Portfolios)

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
Scheduled for March 28, 2016

A Special Meeting of Shareholders (the “Special Meeting”) of the GoodHaven Fund (the “Fund”), a series of Professionally Managed Portfolios (the “Trust”), will be held at the offices of U.S. Bancorp Fund Services, LLC, 2020 E. Financial Way, Suite 100, Glendora, California 91741 on March 28, 2016, at 9:00 a.m., Pacific Time.

The purpose of the Special Meeting is to consider and act upon the following proposal and to transact such other business as may properly come before the Special Meeting or any adjournments thereof:

Proposal 1:
Approval of an Agreement and Plan of Reorganization under which all of the assets of the Fund will be transferred to a newly formed series (the “New Fund”) of a newly formed trust, The GoodHaven Funds Trust, in exchange solely for (i) shares of the New Fund having equal value, which will be distributed proportionately to the shareholders of the Fund as indicated below, and (ii) the New Fund’s assumption of all of the Fund’s liabilities.

The Board of Trustees of the Trust has fixed the close of business on January 29, 2016 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof.

By order of the Board of Trustees,

Elaine E. Richards
President and Secretary
Professionally Managed Portfolios

Your vote is important – please vote your shares promptly.

Shareholders are invited to attend the Special Meeting in person.  Any shareholder who does not expect to attend the Special Meeting is urged to vote using the touch-tone telephone or Internet voting instructions found below or indicate voting instructions on each enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States.  In order to avoid unnecessary calls to solicit your vote, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

i

INSTRUCTIONS FOR EXECUTING PROXY CARDS

The following general rules for executing proxy cards may assist you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1.	Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.
2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3.	All other accounts: Show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:
			REGISTRATION	VALID SIGNATURE
	A.	1)	ABC Corp.	John Smith, Treasurer
		2)	ABC Corp. c/o John Smith, Treasurer	John Smith, Treasurer

	B.	1)	ABC Corp. Profit Sharing Plan	Jane Smith, Trustee
		2)	ABC Trust	Jane Smith, Trustee
			Jane Smith, Trustee u/t/d 12/28/78	Jane Smith, Trustee

	C.	1)	John Smith, Cust. f/b/o John Smith, Jr. UGMA	John Smith

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE
OR THROUGH THE INTERNET

1.	Read the Proxy Statement and have your proxy card handy.
2.	Call the toll-free number or visit the web site indicated on your proxy card.
3.	Enter the number found in the shaded box on the front of your proxy card.
4.	Follow the recorded or on-line instructions to cast your vote.

ii

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF

GOODHAVEN FUND
(a series of Professionally Managed Portfolios)

To be held on March 28, 2016

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Professionally Managed Portfolios (the “Trust”) (the “PMP Board”) to be used at the special meeting of shareholders of the GoodHaven Fund (the “Fund”), a series of the Trust, and at any adjournments thereof, to be held on March 28, 2016 at 9:00 a.m., Pacific time, at the offices of U.S. Bancorp Fund Services, LLC, 2020 E. Financial Way, Suite 100, Glendora, California, 91741 (the “Special Meeting”).

The purpose of the Special Meeting is to consider and act upon the following proposal (the “Proposal”) by the shareholders of the Fund and to transact such other business as may properly come before the Special Meeting or any adjournments thereof:

Proposal 1:
Approval of an Agreement and Plan of Reorganization under which all of the assets of the  Fund will be transferred to a  newly formed series (the “New Fund”) of a newly formed trust, The GoodHaven Funds Trust (the “New Trust”), in exchange solely for (i) shares of the New Fund having equal value, which will be distributed proportionately to the shareholders of the Fund as indicated below, and (ii) the New Fund’s assumption of all of the Fund’s liabilities (the “Proposed Reorganization”).

Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Trust, in person at the time of the Special Meeting, by voting the proxy again through the toll-free number or through the Internet address listed in the enclosed voting instructions or by mailing a proxy later dated to the Trust.

Shareholders of record at the close of business on the record date established as January 29, 2016 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting.  The Notice of Special Meeting of Shareholders (the “Notice”), this Proxy Statement and the enclosed proxy card are available at the following website – www.proxyonline.com – and are being mailed to Shareholders on or about February 9, 2016.

1

PROPOSAL 1 – APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION

A.           OVERVIEW

The PMP Board, including a majority of the Trustees who are not “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust (the “Independent Trustees”), considered and unanimously approved a form of Agreement and Plan of Reorganization, a copy of the form of which is attached to this Proxy Statement as Appendix A (the “Plan of  Reorganization”).  Under the Plan of Reorganization and the Proposed Reorganization, the Fund, a series of the Trust, will assign all of its assets to the  New Fund, a series of the New Trust, in exchange solely for (1) a number of New Fund shares equivalent in number and value to shares of the Fund outstanding immediately prior to the Closing Date (as defined herein), and (2) the New Fund’s assumption of all of the Fund’s liabilities, followed by a distribution of those shares to Fund shareholders so that each Fund shareholder would receive shares of the New Fund equivalent in number and value to the Fund shares held by such shareholder on the closing date of the transaction, which is currently set to be on or about March 30, 2016 (the “Closing Date”).  Like the Trust, the New Trust is an open-end investment company registered with the Securities and Exchange Commission (“SEC”).

If the Plan of Reorganization is approved by the Fund’s shareholders, they will become shareholders of the New Fund as set forth below:

Fund (a series of Professionally Managed Portfolios)	Proposed to be Reorganized into	New Fund (a series of The GoodHaven Funds Trust)
GoodHaven Fund (GOODX)	è	GoodHaven Fund (GOODX) (new)

The Fund’s name, investment objective, principal investment strategies, risks and investment limitations will be the same as those of the New Fund.

In addition, the current investment advisor to the Fund, GoodHaven Capital Management, LLC (“GoodHaven” or the “Advisor”), will continue to serve as the investment advisor to the New Fund and the New Fund will employ the same independent registered public accounting firm, administrator, transfer agent, custodian and distributor (“Third Party Service Providers”) as currently utilized by the Fund.

There are some differences between the New Fund and the Fund.  In particular, the Trust and the New Trust are organized under different state laws, and the PMP Board is different from the Board of Trustees of the New Trust (the “New Board”).

If approved, the Closing Date for the Proposed Reorganization is expected to be on or about March 30, 2016, although the date may be adjusted in accordance with the Plan of Reorganization.  The Proposed Reorganization is expected to be tax-free to the Fund and its shareholders.

The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement:

•	Prospectus and Statement of Additional Information (“SAI”) for the Fund dated March 27, 2015, as supplemented January 25, 2016;

•	Annual Report to Shareholders of the Fund, including financial statements for the fiscal year ended November 30, 2015; and

•	Preliminary Prospectus and SAI for the New Fund filed on January 8, 2016 pursuant to Rule 485(a) under the Securities Act of 1933.

Proxy Statement	2

The most recent annual report of the Fund, including financial statements, for the fiscal year ended November 30, 2015, has been mailed previously to shareholders.  If you have not received this report or would like to receive additional copies free of charge or would like to receive copies of the Prospectus and SAI free of charge, please contact the Fund at the address set forth on the first page of this Proxy Statement or by calling 1-855-OK-GOODX or 1-855-654-6639, and they will be sent to you within three business days by first class mail.

B.           REASONS FOR THE PROPOSED REORGANIZATION

The Fund is currently a series of the Professionally Managed Portfolio Trust, which is a Massachusetts business trust.  The Trust is organized as a “multiple-series trust” where a number of different funds managed by a number of unaffiliated investment advisors employing diverse strategies share a common board of trustees and a common set of service providers that provide non-investment management services.  The Fund comprises only a modest portion of the overall Trust assets and GoodHaven is only one of the independent advisors providing investment management services to a single fund in the Trust.  This structure is in contrast to the more traditional stand-alone mutual fund structure whereby all of the funds of a single trust are advised by a common investment advisor and overseen by a single board of trustees.

From the Fund’s inception in April 2011 through the semi-annual period ended May 31, 2014, the Fund compared relatively well against most broad equity indexes, having generated an annualized absolute return of 13.43% during that period.  Since June 2014, the Fund has experienced a notable period of under-performance compared to broad equity indexes.  Over the last nine months, the PMP Board and the Advisor have had discussions regarding the reasons for that underperformance.  During these discussions, the Advisor expressed to the PMP Board its belief that periods of underperformance are inevitable from time to time given its investment philosophy and strategy, which is concentrated and sometimes volatile, and that such periods are not, by themselves, indicative of a fundamental flaw in the Advisor’s investment process.  The PMP Board reiterated its concerns over the last six months and began to suggest that the Advisor undertake certain temporary actions, including with respect to fees and expense until such time as performance improved.  Although the Advisor did not agree on the basis for the suggestions, it did not reject them out of hand and offered to consider them.  However, after further discussions involving a variety of issues, including, but not limited to, the timing, amount, and duration of potential fee adjustments, the Advisor and the PMP Board came to the determination that they do not share a common view regarding the future operation and management of the Fund.  Pursuant to these discussions, the Advisor indicated that it believed that it was in the best interests of the Fund to establish a separate trust given these differences.

GoodHaven remains focused on its efforts to grow the Fund and improve the Fund’s performance.  However, GoodHaven believes that the new structure could also allow for a limited expansion of the fund offerings it provides should certain opportunities appear to be widespread in financial markets, although there are no concrete plans to form another fund offering at present.  A majority of the New Board of Trustees will be independent and consist of individuals with significant business and oversight experience.  Their backgrounds are described more fully in the New Fund’s Statement of Additional Information.  Under this new structure, the New Board of the New Trust will oversee only the New Fund, and any newly created series of the New Trust, each of which will be advised by GoodHaven.  For these reasons, GoodHaven believes it is appropriate at this time to restructure the Fund into the more traditional format of a stand-alone trust and not a multiple-series trust.

C.           BOARD CONSIDERATIONS

Based upon its evaluation of the relevant information presented to it, and in light of its fiduciary duties under federal and state law, the PMP Board, including all of the Independent Trustees, has determined that the Proposed Reorganization is in the best interests of the Fund and its shareholders and that the interests of the existing shareholders of the Fund will not be diluted as a result of the Proposed Reorganization.

The Board considered the following matters, among others, in approving Proposal 1:

Recommendation of GoodHaven.  The PMP Board reviewed GoodHaven’s recommendation that the Fund reorganize into the New Fund.  In considering that recommendation, the PMP Board took into account that the Advisor and the PMP Board do not share a common view regarding the future operation and management of the Fund.

Proxy Statement	3

The Terms and Conditions of the Proposed Reorganization.  The PMP Board reviewed and approved the terms of the Plan of Reorganization, noting that the Proposed Reorganization would be submitted to the Fund’s shareholders for approval.

No Dilution of Shareholder Interests.  The PMP Board considered that the Proposed Reorganization would not result in a dilution of shareholder interests.

Expenses Relating to the Proposed Reorganization.  The PMP Board noted that GoodHaven will bear the costs associated with the Proposed Reorganization, Special Meeting, and solicitation of proxies, including the expenses associated with preparing and filing this Proxy Statement and the cost of copying, printing and mailing proxy materials.

Relative Expense Ratios.  The PMP Board reviewed information regarding comparative expense ratios (current and pro forma expense ratios are set forth in the section entitled “Comparison of Current and Pro Forma Fees and Expenses” of this Proxy Statement).  The PMP Board took into account that the costs and expenses of the New Fund will not increase as a result of the Reorganization and that the advisory fee will remain unchanged.

Investment Objectives, Investment Strategies, Policies, Limitations and Risks.  The PMP Board noted and considered that the investment objective, principal investment strategies, non-fundamental limitations and risks of the New Fund are the same as the investment objective, principal investment strategies, and non-fundamental investment limitations and risks of the Fund.  The PMP Board also considered that the fundamental investment restrictions are also identical.

Investment Advisor and Third Party Service Arrangements.  The PMP Board noted that the New Fund would continue to engage GoodHaven as the investment advisor, with the New Fund retaining the same portfolio managers as the Fund and the retention of the Third Party Service Providers as service providers.

New Board of Trustees and New Trust.  The New Trust is a newly formed trust and will have a new Board of Trustees.  The New Board includes two interested Trustees and three Independent Trustees, which are Trustees that are not affiliated with the Advisor, the principle underwriter or their affiliates.  The Advisor believes that the Independent Trustees of the New Trust are highly qualified to serve as Independent Trustees.  The Independent Trustees include a former partner of a major law firm who had previously specialized in international business law and litigation, the Head of Mergers and Acquisitions for a boutique investment banking firm with more than thirty years of investment banking experience and prior service on multiple public company boards of directors, and the founder of a successful private equity firm who has served as a board member of more than a dozen private businesses.  The PMP Board took into account that the New Trust was a newly formed entity with no prior experience as an investment company.

Assumption of Liabilities.  The PMP Board took note of the fact that, under the Plan of Reorganization, the New Fund would assume all of the liabilities of the Fund.

Tax Consequences.  The PMP Board considered that the Proposed Reorganization is expected not to result in taxable income or gain or other adverse federal tax consequences.

Other Considerations.  The PMP Board also considered other alternatives to the proposed Reorganization, including the possible liquidation of the Fund.  In considering these alternatives, the PMP Board took into account that a liquidation would result in a taxable event for all shareholders, including those who might wish to remain invested in a fund managed by the Advisor like the New Fund.  The PMP Board noted that the Reorganization would afford those shareholders which wished to remain invested in the New Fund with the opportunity to do so without the resultant tax impact associated with a liquidation.  The PMP Board noted that shareholders who did not wish to remain invested in the New Fund could redeem their shares prior to the Reorganization and that any redemption fee that might otherwise have applied to shareholders wishing to redeem their shares after the date of the announcement of the PMP Board’s determination to approve the Reorganization will be waived.

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Based on the Advisor’s recommendation, the PMP Board unanimously approved the Proposed Reorganization, subject to the solicitation of the shareholders of the Fund to vote “FOR” the approval of the Plan of Reorganization and their approval thereof.

D.           COMPARISON OF THE INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, RISKS AND INVESTMENT LIMITATIONS

The investment objective, principal investment strategies, risks and investment limitations of the Fund and the New Fund are identical.

The New Fund is newly organized and will commence operation on the next business day after the Closing Date.  The Fund’s and the New Fund’s investment objective and principal investment strategies are outlined further in Appendix B, principal risks are outlined further in Appendix C and fundamental and non-fundamental limitations are outlined further in Appendix D.

E.           COMPARISON OF CURRENT AND PRO FORMA FEES AND EXPENSES

Comparative Fee Tables

The comparative fee tables on the following pages are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund and in the New Fund.  The examples are intended to help you compare the costs of investing in the Fund and in the New Fund with the cost of investing in other mutual funds.  These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares.  A broker-dealer or financial institution maintaining the account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

The pro forma shareholder fees and operating expenses show the anticipated effects of the Proposed Reorganization on both shareholder fees and operating expenses.  The “current” Total Annual Fund Operating Expense Tables and Examples shown in the tables are based on current actual expenses incurred by the Fund as of January 29, 2016.

The “pro forma” Total Annual Fund Operating Expense Tables and Examples shown in the tables are based on the projected expenses the Fund is expected to incur going forward.  The Total Annual Fund Operating Expenses, as presented, assume that the Proposed Reorganization is successfully completed for the Fund.

GoodHaven Fund
Shareholder Fees (fees paid directly from your investment)	Fund	New Fund*

Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%	0.90%
Distribution and Service (12b-1) Fees	None	None
Other Expenses(1)	0.20%	0.20%
Total Annual Fund Operating Expenses	1.10%	1.10%

(1)
Other Expenses include all of the Fund’s customary day-to-day expenses such as custodial, transfer agency, administration, legal and audit fees.  Other Expenses do not include (a) any charges associated with the execution of portfolio transactions, such as brokerage commissions, transaction charges, acquired fund fees and related expenses or other transaction-related expenses (such as stamp taxes), (b) taxes, if any, imposed on the Fund, (c) interest, if any, on any Fund borrowings, or (d) extraordinary Fund legal expenses incurred outside of the normal operation of the Fund, such as legal fees, arbitration fees, or related expenses in connection with any actual or threatened arbitration, mediation, or litigation.

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*	The New Fund is the successor to the GoodHaven Fund, a series of Professionally Managed Portfolios, which will be reorganized into the New Fund on or about March 30, 2016.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Fund	$112	$350	$606	$1,340
New Fund	$112	$350	$606	$1,340

The following table reflects current annual fund expense ratios for each Fund and corresponding New Fund as a percentage of the Fund’s daily net assets as of January 29, 2016.  The Total Annual Fund Operating Expenses shown below include Annual Fund Fees and Expenses.  As the pro forma expenses show, the Proposed Reorganization will have no effect on annual fund operating expenses of the Fund.

Fund	Current	Pro Forma
Total Annual Fund Operating Expenses	1.10%	1.10%

F.           PERFORMANCE INFORMATION

The information in this section shows you how the Fund has performed and illustrates the variability of the Fund’s returns over time.  The bar chart depicts the Fund’s annual total return for each calendar year since inception of the Fund.  The table below provides the average annual total return information for the Fund, and includes both before- and after-tax returns.  The Fund’s average annual returns for one-year and since inception periods are compared to the performance of an appropriate broad-based index.

The New Fund has not yet commenced operations and therefore has no performance history.  However, if the Proposed Reorganization is approved by shareholders, the New Fund will acquire all of the assets and assume all of the liabilities of the Fund and will adopt the financial statements and performance history of the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local, or foreign taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.  In addition, after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results.

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Calendar Year Total Return as of December 31,

Highest Quarterly Return:	Q1, 2012	13.06%

Lowest Quarterly Return:	Q4, 2014	-8.57%

Average Annual Total Return as of December 31, 2015
	1 Year	Since Inception (4/8/2011)
GoodHaven Fund - GOODX
Return Before Taxes	-18.44%	1.49%
Return After Taxes on Distributions	-18.44%	1.00%
Return After Taxes on Distributions and Sale of Fund Shares	-10.44%	1.26%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	1.38%	11.90%

G.           COMPARISON OF SHAREHOLDER SERVICES

Purchase and Redemption Procedures

The New Fund will offer the same shareholder purchase and redemption services as the Fund, including telephone purchases and redemptions.  Shares of the New Fund may be purchased and redeemed at the net asset value of the shares of the New Fund next calculated after the transfer agent receives your request in proper form.

Minimum Initial and Subsequent Investment Amounts

You can open an account and add to your account in the Fund by contacting your financial intermediary or by mailing a check or wiring money into your account.  The New Fund will offer the same account minimums and automatic investment plan as the Fund.  The initial minimum and subsequent investments for the New Fund and account types are summarized below:

	Minimum Initial Investment	Subsequent Minimum Investment
Regular Accounts	$10,000	$1,000
Retirement Accounts	$2,500	$1,000

Redemptions

You may redeem any or all of your shares in the Fund or, after the Proposed Reorganization, in the New Fund by writing or telephoning the Fund or New Fund, as well as by participating in the Fund’s or the New Fund’s systematic withdrawal plan.  You may redeem a specified amount of money from your account once a month on a specified date.  These payments are sent from your account to a designated bank account by ACH payment.

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Dividends and other Distributions

The New Fund will have the same dividend and other distribution policy as the Fund.  Shareholders who have elected to have dividends and capital gain distributions reinvested in the Fund’s shares will continue to have dividends and capital gain distributions  reinvested in the New Fund’s shares following the Proposed Reorganization.

Fiscal Year

The Fund currently operates on a fiscal year ending November 30.  Following the Proposed Reorganization, the New Fund will assume the financial history of the Fund and will continue to operate on a fiscal year ending November 30 of each year.

Legal Structures

The New Trust is organized under a Delaware statutory trust and the Trust is organized under the laws of Massachusetts.  Many mutual funds in the United States use one of these two forms of organization because they are functionally very similar and in either case are subject to the same federal regulation.  Further information about the current structure of the New Trust and the Trust is contained in Appendix E and in their respective governing documents and relevant state law.

H.           COMPARISON OF VALUATION PROCEDURES

The procedures by which the New Trust intends to value the securities of the New Fund are substantially similar to the procedures used by the Trust to value the securities of the Fund.  In all cases where quoted market prices are not available or quoted prices are deemed not to be representative of the market value of securities, both the New Trust and the Trust employ fair value procedures to value their securities in the Fund.  Material terms of the policies of the New Trust and the Trust are described below.

Exchange Traded Securities.  For both the New Trust and the Trust, securities that are traded on an exchange are valued using either the last reported sales price or the exchange’s official closing price, if applicable.  If a sales price is not readily available, the security is priced using the mean of the most recent quoted bid and asked prices.

Over the Counter Securities.  For both the New Trust and the Trust, securities that are not traded on an exchange are valued using the last reported sales price.  However, if a sales price is not readily available, the security is priced using the mean of the last quoted closing bid and asked prices.

Options and Futures.  For both the New Trust and the Trust, exchange traded options are valued at the composite price using the National Best Bid and Offer quotes.  Futures contracts are valued using the last reported sales price.  If prices for either options or futures contracts are not readily available as per the above, the New Trust and the Trust will implement their fair value procedures.

Debt Securities and Short-Term Debt Instruments.  For both the New Trust and the Trust, debt securities, including short-term debt instruments having a maturity of less than 60 days, are valued at the evaluated mean price supplied by an approved pricing service.  Pricing services may use various valuation methodologies including, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations.  In the absence of a reliable price from a pricing service, the New Trust and the Trust will implement approved alternative methods or their fair value procedures.

Foreign Securities.  For the New Trust and the Trust, foreign securities are priced in their local currencies as of the close of the primary exchange or market.  Foreign currencies are translated into U.S. dollars at the exchange rate as provided by the pricing service.

Fair Value Determinations.  For the New Trust and the Trust, the decision to fair value a portfolio security is made by each Board’s valuation committee when prices are not readily available or when, in the judgment of the Advisor, the prices available do not represent the fair value of the security.  The New Trust and Trust valuation committees may consider factors such as the fundamental analytical data relating to the security, the nature and duration of any restriction on the disposition of the security, the trading prices of similar securities, and evaluation of any forces that influence the market, among others.  The New Trust and Trust valuation committees each report to their respective Board on a quarterly basis regarding any securities that have been fair valued.

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I.           MANAGEMENT

GoodHaven Capital Management, LLC.  The New Fund will maintain the same investment advisor as the Fund.  The Fund’s Advisor is GoodHaven Capital Management, LLC, 4940 SW 83rd Street, Miami, Florida 33143.  The Advisor managed approximately $384 million in client assets as of January 29, 2016.

The Advisor receives and will receive an annual advisory fee from the Fund and the New Fund at an annual rate of the Fund’s average daily net assets as indicated below.  For the fiscal year ended November 30, 2015, the Advisor received an advisory fee of $2,755,956 from the Fund.

Annual Advisory Fee
GoodHaven Fund	0.90%

Portfolio Managers

The New Fund will retain the same portfolio managers as the Fund.  More information about the portfolio managers is as follows:

Larry Pitkowsky, Co-Portfolio Manager.  Mr. Pitkowsky is a Managing Partner of GoodHaven and serves as a Portfolio Manager to the Fund.  As Portfolio Manager, Mr. Pitkowsky is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.  From July 2008 through June 2010, Mr. Pitkowsky was a research consultant to Fairholme Capital Management, LLC.  From mid-year 1999 through 2008, Mr. Pitkowsky was a senior member of the investment team of Fairholme and held various key positions with Fairholme and its affiliated investment company, the Fairholme Fund.  At various times, these positions included Analyst and Portfolio Manager of the Advisor, Co-Portfolio Manager of the Fund, and Vice-President of the Fund.  Mr. Pitkowsky has managed the GoodHaven Fund since its inception in 2011.

Keith Trauner, Co-Portfolio Manager.  Mr. Trauner is a Managing Partner of GoodHaven and serves as a Portfolio Manager to the Fund.  As Portfolio Manager, Mr. Trauner is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.  From November 2008 through October 2010, Mr. Trauner was a research consultant to Fairholme Capital Management, LLC.  From early 1999 through October 2008, Mr. Trauner was a senior member of the investment management team of Fairholme and held various key positions with Fairholme and its affiliated investment company, the Fairholme Fund.  At various times, these positions included Analyst and Portfolio Manager of the Advisor, CFO and CCO of the Advisor, and Co-Portfolio Manager, Secretary/Treasurer, and Director of the Fund.  Mr. Trauner has managed the GoodHaven Fund since its inception in 2011.

Third Party Service Providers

Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103-3638, will continue to serve as the New Fund’s independent registered public accounting firm and will audit the financial statements and the financial highlights of the New Fund.

U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, will continue to serve as the administrator, transfer agent, and fund accountant for the New Fund.

U.S. Bank National Association (“U.S. Bank”), 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, an affiliate of USBFS, will serve as the custodian for the portfolio securities, cash and other assets of the New Fund.

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Quasar Distributors, LLC (“Quasar”), 615 East Michigan Street, Milwaukee, Wisconsin 53202 will serve as the New Fund’s Distributor.  USBFS, U.S. Bank and Quasar are affiliates.

J.           CAPITALIZATION

The following tables set forth as of January 29, 2016: (1) the unaudited capitalization of the Fund and the unaudited capitalization of the New Fund, and (2) the unaudited pro forma combined capitalization of the New Fund assuming the Proposed Reorganization has been approved.  If the Proposed Reorganization is consummated, the capitalizations are likely to be different on the Closing Date as a result of daily share purchase and redemption activity in the Fund and changes in net asset value per share.

Capitalization as of January 29, 2016 (unaudited)
Fund	Current Fund	New Fund	Pro Forma
GoodHaven Fund
Total Net Assets	$236,258,680.83	$236,258,680.83	$236,258,680.83
Shares Outstanding	12,519,897.098	12,519,897.098	12,519,897.098
Net Asset Value Per Share	$18.87	$18.87	$18.87

K.           SUMMARY OF THE AGREEMENT AND PLAN OF REORGANIZATION

The following is a summary of the important terms of the Plan of Reorganization.  This summary is qualified in its entirety by reference to the Plan of Reorganization itself, the form of which is set forth in Appendix A to this Proxy Statement, and which you are encouraged to read in its entirety.

Plan of Reorganization

The Plan of Reorganization outlines several steps that will occur on the Closing Date, provided it is approved by the Fund’s shareholders.

Assuming that the Fund’s shareholders approve the Plan of Reorganization with respect thereto, the Proposed Reorganization involving the Fund will proceed as follows.  First, the Fund will transfer all of its assets to the New Fund in exchange solely for shares of the New Fund and the assumption by the New Fund of all of the liabilities of the Fund.  Immediately thereafter, the Fund will liquidate and distribute the shares received from the New Fund to its shareholders in exchange for their shares of the Fund.  This will be accomplished by opening an account on the books of the New Fund in the name of each shareholder of record of the Fund and by crediting to each such account the shares due to the shareholder in the Proposed Reorganization.  Every shareholder will own the same number of shares of the New Fund as the number of shares of the Fund held by the shareholder immediately before the Proposed Reorganization.  The value of your investment immediately after the Proposed Reorganization will be the same as it was immediately prior to the Proposed Reorganization.  All of these transactions would occur as of the Closing Date.

Other Provisions

The Proposed Reorganization is subject to a number of conditions set forth in the Plan of Reorganization.  Certain of these conditions may be waived by the PMP Board and/or the New Board.  Two significant conditions that may not be waived are (a) the receipt by the Trust and New Trust of an opinion of counsel to the New Trust as to certain federal income tax aspects of the Proposed Reorganization and (b) the approval of the Plan of Reorganization by shareholders of the Fund.  Under certain circumstances, the Plan of Reorganization may be terminated and the Proposed Reorganization abandoned at any time prior to the Closing Date, before or after approval by the Fund’s shareholders, by the PMP Board or the New Board.  In addition, the Plan of Reorganization may be amended upon mutual agreement.  However, shareholder approval would be required in order to amend the Plan of Reorganization subsequent to the Special Meeting in a manner that would change the method for determining the number of shares to be issued to shareholders of the Fund.

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L.           FEDERAL INCOME TAX CONSEQUENCES

As an unwaivable condition of the Proposed Reorganization, the Trust and New Trust will receive an opinion of counsel to the New Trust to the effect that the Proposed Reorganization will qualify as a tax-free reorganization for federal income tax purposes under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).  Therefore, provided the Proposed Reorganization so qualifies, the Fund, the New Fund, and the Fund’s shareholders will not recognize any gain or loss for federal income tax purposes as a result of the Proposed Reorganization.  In addition, the tax basis of, and the holding period for, the New Fund’s shares received by each shareholder of the Fund in the Proposed Reorganization will be the same as the tax basis of, and the holding period for, the Fund’s shares exchanged by such shareholder in the Proposed Reorganization (provided that, with respect to the holding period for the New Fund’s shares received, the Fund’s shares exchanged must have been held as capital assets by the shareholder).

The Fund believes that, since inception, it has qualified for treatment as a “regulated investment company” under the Code.  Accordingly, the Fund believes it has been, and expects to continue to be, relieved of any federal income tax liability on its taxable income and net gains distributed to its shareholders.

Provided that the Proposed Reorganization qualifies as a tax-free reorganization under Section 368(a) of the Code, then for U.S. federal income tax purposes, generally:
•	The participating Fund will not recognize any gain or loss as a result of the Proposed Reorganization;
•
A Fund shareholder will not recognize any gain or loss as a result of the receipt of the corresponding New Fund’s shares in exchange for such shareholder’s Fund shares pursuant to the Proposed Reorganization;

•	The tax basis in and holding period for the Fund’s assets will be maintained when transferred to the New Fund; and
•
A Fund shareholder’s aggregate tax basis in the New Fund shares received pursuant to the Proposed Reorganization will equal such shareholder’s aggregate tax basis in the Fund shares held immediately before the Proposed Reorganization.

Although the Trust is not aware of any adverse state income tax consequences, it has not made any investigation as to those consequences for the shareholders.  Because each shareholder may have unique tax issues, shareholders should consult their own tax advisors.

M.           CERTAIN INFORMATION REGARDING THE TRUSTEES AND OFFICERS

In connection with the Proposed Reorganization, the operations of the New Fund will be overseen by the New Board.  The business of the New Trust is managed under the direction of the New Board in accordance with its governing documents, which have been filed with the SEC.  The New Board consists of five  individuals, three  of whom are Independent Trustees.

Pursuant to the governing documents of the New Trust, the New Board is responsible for the overall management of the New Trust, including general supervision and review of the investment activities of the New Fund.  The New Board, in turn, elects the officers of the New Trust (i.e., President, a Secretary, a Treasurer, and a Chief Compliance Officer), who are responsible for administering the day-to-day operations of the New Trust and its separate series.  The New Board also retains the power to conduct, operate and carry on the business of the New Trust and has the power to incur and pay any expenses, which, in the opinion of the New Board, are necessary or incidental to carry out any of New Trust’s purposes.  The New Board possesses similar powers to elect officers and conduct, operate and carry on the business of the New Trust.  The Trustees, officers, employees and agents of the New Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.  The Trust offers the same limitation of liability to its Trustees, officers, employees and agents.

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Following is a list of the New Board’s Trustees and executive officers of the New Trust and their principal occupation during the past five years.

Name, Address And Age	Position with the New Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in New Fund Complex Overseen by Trustees	Other Directorships Held During the Past 5 Years
Independent Trustees of the Trust
Bruce A. Eatroff c/o GoodHaven Capital Management LLC 4940 SW 83rd Street Miami, FL 33143 Age: 52	Trustee	Indefinite term; Since January 2016	Founding Partner, Halyard Capital (private equity firm) (2006 to present)	1	None
Steven H. Tishman c/o GoodHaven Capital Management LLC 4940 SW 83rd Street Miami, FL 33143 Age: 59	Trustee	Indefinite term; Since January 2016	Managing Director and Global Head of Mergers and Acquisitions Group, Houlihan Lokey (global investment bank)	1	None
Richard A. Conn, Jr. c/o GoodHaven Capital Management LLC 4940 SW 83rd Street Miami, FL 33143 Age: 58	Trustee	Indefinite term; Since January 2016	Managing Partner, Innovate Partners LLC (private investment company) (2009 to present)	1	None

Interested Trustees and Officers of the Trust
Larry Pitkowsky c/o GoodHaven Capital Management LLC 4940 SW 83rd Street Miami, FL 33143 Age: 51	Trustee, President and Treasurer	Indefinite Term; Since January 2016	Co-Managing Partner, GoodHaven Capital Management, LLC (Advisor); Co-Portfolio Manager of GoodHaven Fund (2010 to present)	1	None
Keith Trauner c/o GoodHaven Capital Management LLC 4940 SW 83rd Street Miami, FL 33143 Age 57	Trustee and Chairman	Indefinite Term; Since January 2016	Co-Managing Partner, GoodHaven Capital Management, LLC (Advisor); Co-Portfolio Manager of GoodHaven Fund (2010 to present)	1	None
Sarah Gillespie c/o GoodHaven Capital Management LLC 4940 SW 83rd Street Miami, FL 33143 Age 35	Chief Compliance Officer; Secretary	Indefinite Term; Since January 2016	Chief Compliance Officer and Director of Operations, GoodHaven Capital Management LLC (Advisor)	N/A	None

Additional Information Concerning the New Board of Trustees

The Role of the New Board
The New Board oversees the management and operations of the New Trust.  Like all mutual funds, the day-to-day management and operation of the New Trust is the responsibility of the various service providers to the New Trust, such as the Advisor, the distributor, the administrator, the custodian, and the transfer agent, each of whom are discussed in greater detail in the New Fund’s Statement of Additional Information. In addition, the Advisor provides regular reports on the investment strategy and performance of the New Fund.  The New Board has appointed a Chief Compliance Officer who administers the New Trust’s compliance program and regularly reports to the New Board as to compliance matters.  These reports are provided as part of formal Board meetings, which are typically held quarterly, in person, and involve the New Board’s review of recent operations. In addition, various members of the New Board also meet with management in less formal settings, between formal Board Meetings, to discuss various topics. In all cases, however, the role of the New Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the New Trust and its oversight role does not make the New Board a guarantor of the New Trust’s investments, operations or activities.

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New Board Structure, Leadership
The New Board has structured itself in a manner that it believes allows it to perform its oversight function effectively.  It has established three standing committees, a Nominating Committee, a Valuation Committee and an Audit Committee.  A majority of the New Board is comprised of Trustees who are Independent Trustees, which are Trustees that are not affiliated with the Advisor, the principal underwriter, or their affiliates. The Chairman of the New Board is an Interested Trustee.  The New Board has determined not to combine the Chairman position and the principal executive officer position of the New Trust.  The New Board reviews its structure and the structure of its committees annually.  The New Board has determined that the structure of the Interested Chairman, the composition of the New Board, and the function and composition of its various committees are appropriate means to address any potential conflicts of interest that may arise.

New Board Oversight of Risk Management
As part of its oversight function, the New Board is responsible for reviewing the Advisor’s risk management policies and procedures.  Because risk management is a broad concept comprised of many elements (e.g., investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.), the oversight of different types of risks is handled in different ways.  For example, the Audit Committee meets with the Treasurer and the New Trust’s independent registered public accounting firm to discuss, among other things, the internal control structure of the New Trust’s financial reporting function. The New Board meets with the Chief Compliance Officer to discuss compliance and operational risks and how they are managed.  The New Board will also review, as appropriate, reports regarding risk management activities of service providers. In addition to these reports, from time to time the New Board receives reports from the administrator and the Advisor as to enterprise risk management.

Compensation
The Advisor will pay each of the Independent Trustees of the New Board at an annual rate of $10,000 for serving as a Trustee to the New Trust.  The Advisor will pay the Chairman of the New Audit Committee an additional annual $1,500.  All Trustees will be reimbursed by the Advisor for expenses in connection with each Board meeting attended.  The Trust has no pension or retirement plan.  The Fund does not pay any compensation to the Trustees.

O.           VOTE REQUIRED FOR PROPOSAL 1

Approval of Proposal 1 requires the vote of a “majority of the outstanding voting securities” entitled to vote on the proposal, as defined in the 1940 Act, which means the vote of 67% or more of the voting securities entitled to vote on the proposal that are present at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the outstanding voting securities entitled to vote on Proposal 1, whichever is less.

The PMP Board unanimously recommends that shareholders vote “FOR” Proposal 1.

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ADDITIONAL INFORMATION

Expenses related to the Proxy Statement

All mailing, proxy solicitation and tabulation expenses associated with the Proposal will be borne by the Advisor.

Any Purchases or Sales of Securities of the Advisor

Since the beginning of the most recently completed fiscal year, no Trustee or executive officer of the Trust has made any purchases or sales of securities of the Advisor or any of their respective affiliated companies.

Portfolio Transactions

The Fund does not allocate portfolio brokerage on the basis of the sales of shares.  Brokerage firms whose customers purchase shares of the Fund may participate in brokerage commissions, but only in accordance with applicable regulatory guidelines.

Voting Securities, Principal Shareholders and Management Ownership

Shareholders of the Fund at the close of business on the Record Date, January 29, 2016, will be entitled to be present and vote at the Special Meeting.  Each shareholder will be entitled to one vote for each whole Fund share and a fractional vote for each fractional Fund share held as of the Record Date.  As of that date, the following shares of the Fund were outstanding:

Fund	Outstanding Shares as of January 29, 2016
GoodHaven Fund	12,611,206.623

Federal securities laws require that we include information about the shareholders who own 5% or more of the outstanding voting shares of each Fund.  Any person who owns of record or beneficially 5% or more of the outstanding shares of each Fund is deemed to be an “affiliated person” of the Fund.  A control person is a person who owns beneficially or through controlled companies more than 25% of the outstanding voting securities of the Fund.

As of January 29, 2016, the Officers and Trustees of the Trust, as a group, own less than 1% of the shares of the Fund.  As of January 29, 2016, the following shareholders were considered to be either a control person or an affiliated person of the Fund:

GoodHaven Fund

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co. Inc. Attn. Mutual Funds 211 Main Street San Francisco, CA 94105-1905	51.52%	Record
National Financial Services, LLC FEBOC Attn. Mutual Funds, Floor 5 499 Washington Blvd. Jersey City, NJ 07310-2010	28.53%	Record

Proxy Statement	14

OTHER BUSINESS

The PMP Board knows of no other business to be brought before the Special Meeting.  However, if any other matters properly come before the Special Meeting, to the extent permitted by law, proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Trust does not hold annual shareholder meetings.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposals to the Secretary of the Trust, c/o Professionally Managed Portfolios, 2020 E. Financial Way, Suite 100, Glendora, California, 91741.  Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting.  Timely submission of a proposal does not, however, necessarily mean the Proposals will be included.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

Banks, broker-dealers, voting trustees and their nominees should advise the Trust, in care of Professionally Managed Portfolios, 2020 E. Financial Way, Suite 100, Glendora, California, 91741 whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports to Shareholders they wish to receive in order to supply copies to the beneficial owners of the respective shares.

SOLICITATION OF SHAREHOLDER VOTE

If you wish to participate in the Special Meeting you may submit the proxy card included with this Proxy Statement or attend in person.  Your vote is important no matter how many shares you own.  You can vote easily and quickly by telephone, Internet, mail or in person.  At any time before the Special Meeting, you may change your vote even if a proxy has already been returned by written notice to the Fund, by submitting a subsequent proxy by mail or by voting in person at the Special Meeting.  Should you require additional information regarding the proxy or replacement proxy cards, please call us toll-free at 1-855-654-6639.

The Advisor expects that the solicitation of proxies from shareholders will be made by mail, but solicitation also may be made by telephone communications from the Advisor’s officers or employees initially or officers and employees of AST Fund Solutions.  The Advisor will pay the expenses of the preparation, printing and mailing of the proxy materials, the solicitation of proxies, and the legal fees, which are anticipated to be approximately $70,000.

All proxy cards solicited that are properly executed and received in time to be voted at the Special Meeting will be voted at the Special Meeting, and any adjournment thereof, according to the instructions on the proxy card.  If no specification is made on a proxy card, shares will be voted FOR the Proposals.

QUORUM

The presence in person or by proxy of the holders of record of forty percent (40%) of the shares of the Fund issued and outstanding and entitled to vote shall constitute a quorum for the transaction of business at the Special Meeting.

Each Fund expects that, before the Special Meeting, broker-dealer firms holding shares of the Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners.  If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy indicating a lack of authority to vote on a matter, then the shares represented by such abstention or broker non-vote will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum.  Abstentions and broker non-votes will not, however, be counted as votes “FOR” the Proposal.  Therefore, abstentions and broker non-votes will have the effect of a “NO” vote with respect to the Proposal.

Proxy Statement	15

If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.  A shareholder vote may be taken on the Proposal in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. With respect to adjournment, the persons named as proxies will vote in accordance with their best judgment at the time.

HOUSEHOLDING

In an effort to decrease costs, the Fund has only sent one Notice of Internet Availability of the Proxy Materials to multiple security holders sharing an address unless you have instructed us otherwise.  Please call the Transfer Agent toll free at 1-855-654-6639 to request individual copies of these documents.  If shareholders sharing the same address are receiving multiple copies of documents and would like to request delivery of a single annual report or proxy statement going forward, please send us your request to GoodHaven Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201.

For a free copy of the Fund’s latest annual and/or semi-annual reports, call 1-855-654-6639, visit the Fund’s website at www.goodhavenfunds.com, the SEC’s website at www.sec.gov or write to GoodHaven Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201.

Proxy Statement	16

APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of January 22, 2016, by and between The GoodHaven Funds Trust, a Delaware statutory trust (the “GoodHaven Funds Trust”), on behalf of its separate investment series listed on Schedule A (the “Acquiring Fund”) and Professionally Managed Portfolios, a Massachusetts business trust (“PMP”), on behalf of its separate investment series listed on Schedule A (the “Acquired Fund” and, together with the Acquiring Fund, the “Fund”).  GoodHaven Capital Management, LLC, the investment advisor to the Acquiring Fund and the Acquired Fund (the “Advisor”), is a party to this Agreement solely for purposes of paragraphs 8.2 and 11.2.  All agreements, representations, actions and obligations described herein made or to be taken or undertaken by the Acquiring Fund are made and shall be taken or undertaken by the GoodHaven Funds Trust on behalf of the Acquiring Fund and all agreements, representations, actions and obligations described herein made or to be taken or undertaken by the Acquired Fund are made and shall be taken or undertaken by PMP on behalf of the Acquired Fund.

This Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”).  The reorganization will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in redemption of all outstanding Acquired Fund Shares (as defined below) and in complete liquidation of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).

WHEREAS, the Acquiring Fund and the Acquired Fund are (or will be by the Effective Time, as defined in paragraph 3.1) the separate investment series of registered open-end management investment companies, and the Acquired Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest; and

WHEREAS, the Acquired Fund and the Acquiring Fund are each authorized to issue their shares of beneficial interest; and

WHEREAS, the Board of Trustees of the GoodHaven Funds Trust has determined, with respect to the Acquiring Fund, that: (1) participation in the Reorganization is in the best interests of the Acquiring Fund and its shareholders, and (2) the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of the Reorganization; and

WHEREAS, the Board of Trustees of PMP has determined, with respect to the Acquired Fund, that: (1) participation in the Reorganization is in the best interests of the Acquired Fund and its shareholders, and (2) the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	THE REORGANIZATION AND FUND TRANSACTIONS

1.1.  The Reorganization.  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, at the Effective Time (as defined in paragraph 3.1), PMP shall assign, deliver and otherwise transfer the Assets (as defined in paragraph 1.2) of the Acquired Fund to the Acquiring Fund, and GoodHaven Funds Trust shall assume the Liabilities (as defined in paragraph 1.3) of the Acquired Fund on behalf of the Acquiring Fund.  In consideration of the foregoing, at the Effective Time, the Acquiring Fund shall deliver to the Acquired Fund full and fractional Acquiring Fund Shares (to the third decimal place).  The number of Acquiring Fund Shares to be delivered shall be determined as set forth in paragraph 2.3.

1.2.  Assets of the Acquired Fund.  The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, cash equivalents, securities, receivables (including securities, interests and dividends receivable), commodities and futures interests, rights to register shares under applicable securities laws, any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund at the Valuation Time (as defined in paragraph 2.5), books and records of the Acquired Fund, and any other property owned by the Acquired Fund at the Valuation Time (collectively, the “Assets”).

Liabilities of the Acquired Fund.    The Acquired Fund will use commercially reasonable efforts to discharge all of its known liabilities and obligations prior to the Valuation Time consistent with its obligation to continue to pursue its investment objective and strategies in accordance with the terms of its prospectus.  The Acquiring Fund will assume all of the Acquired Fund’s liabilities and obligations of any kind whatsoever, whether known or unknown, absolute, accrued, contingent or otherwise in existence on the Closing Date (as defined in paragraph 3.1) (collectively, the “Liabilities”).

1.3.  Distribution of Acquiring Fund Shares.  At the Effective Time (or as soon thereafter as is reasonably practicable), the Acquired Fund will distribute the Acquiring Fund Shares received from the Acquiring Fund pursuant to paragraph 1.1, pro rata to the record holders of the shares of the Acquired Fund determined as of the Effective Time (the “Acquired Fund Shareholders”) in complete liquidation of the Acquired Fund.  Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders.  The aggregate net asset value of the Acquiring Fund Shares to be so credited to the Acquired Fund Shareholders shall be equal to the aggregate net asset value of the then outstanding shares of beneficial interest of the Acquired Fund (the “Acquired Fund Shares”) owned by the Acquired Fund Shareholders at the Effective Time.  All issued and outstanding shares of the Acquired Fund will simultaneously be redeemed and canceled on the books of the Acquired Fund.  The Acquiring Fund shall not issue share certificates representing the Acquiring Fund Shares in connection with such exchange.

1.4.  Recorded Ownership of Acquiring Fund Shares. Ownership of the Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s Transfer Agent (as defined in paragraph 3.3).

1.5.  Filing Responsibilities of the Acquired Fund.  Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and such later date as the Acquired Fund’s existence is terminated.

2.	VALUATION

2.1.  Net Asset Value of the Acquired Fund.  The net asset value of the Acquired Fund Shares shall be the net asset value computed as of the Valuation Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of the Acquired Fund.

2.2.  Net Asset Value of the Acquiring Fund.  The net asset value of the Acquiring Fund Shares shall be the net asset value computed as of the Valuation Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of the Acquiring Fund.

2.3.  Calculation of Number of Acquiring Fund Shares.  The number of Acquiring Fund Shares to be issued (including fractional shares to the third decimal place, if any) in connection with the Reorganization shall be determined by: dividing the value of the per share net asset value of the Acquired Fund Shares, determined in accordance with the valuation procedures referred to in paragraph 2.1, by the per share net asset value of the Acquiring Fund Shares, determined in accordance with the valuation procedures referred to in paragraph 2.2.  The parties agree that the intent of this calculation is to ensure that the aggregate net asset value of the Acquiring Fund Shares to be so credited to the Acquired Fund Shareholders shall be equal to the aggregate net asset value of the then outstanding shares of beneficial interest of the Acquired Fund Shares owned by Acquired Fund Shareholders at the Effective Time.

2.4.   Determination of Value.  All computations of value hereunder shall be made in accordance with each Fund’s regular practice and the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), and shall be subject to confirmation by each Fund’s independent registered public accounting firm upon reasonable request of the other Fund.  PMP and GoodHaven Funds Trust agree to use all commercially reasonable efforts to resolve prior to the Valuation Time any material pricing differences for prices of portfolio securities of the Acquired Fund which will be  held by the Acquiring Fund.

2.5.  Valuation Time. The Valuation Time shall be the time at which each Fund calculates its net asset value as set forth in its prospectus (normally the close of regular trading on the New York Stock Exchange (“NYSE”)) on the business day immediately preceding the Closing Date (the “Valuation Time”).

3.	CLOSING

3.1.  Closing.  The Reorganization, together with related acts necessary to consummate the same (“Closing”), shall occur at the principal office of PMP on or about March 30, 2016, or at such other place and/or on such other date as to which the parties may agree (the “Closing Date”).  All acts taking place at the Closing shall be deemed to take place immediately prior to the opening of business on the Closing Date unless otherwise provided herein (the “Effective Time”).

3.2.  Transfer and Delivery of Assets.  PMP shall direct U.S. Bank National Association (“U.S. Bank”), as custodian for the Acquired Fund, to deliver, at the Closing, a certificate of an authorized officer stating that: (i) the Assets were delivered in proper form to the Acquiring Fund at the Effective Time, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.  The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by U.S. Bank, on behalf of the Acquired Fund, to U.S. Bank, as custodian for the Acquiring Fund.  Such presentation shall be made for examination no later than five (5) business days preceding the Effective Time and shall be transferred and delivered by the Acquired Fund as of the Effective Time for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof.  U.S. Bank, on behalf of the Acquired Fund, shall deliver to U.S. Bank, as custodian of the Acquiring Fund, as of the Effective Time by book entry, in accordance with the customary practices of U.S. Bank and of the securities depository, as defined in Rule 17f-4 under the 1940 Act, in which the Acquired Fund’s Assets are deposited with such depositories.  The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of Federal Fund at the Effective Time.

3.3.  Share Records.  PMP shall direct U.S. Bancorp Fund Services, LLC, in its capacity as transfer agent for the Acquired Fund (the “Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by the such Acquired Fund Shareholder immediately prior to the Closing.  The Acquiring Fund shall issue and deliver to the Secretary of the Acquired Fund prior to the Effective Time a confirmation evidencing that the appropriate number of Acquiring Fund Shares will be credited to the Acquired Fund at the Effective Time, or provide other evidence satisfactory to the Acquired Fund as of the Effective Time that the Acquiring Fund Shares have been credited to the Acquired Fund’s accounts on the books of the Acquiring Fund.

3.4.  Postponement of Valuation Time.  In the event that at the Valuation Time the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (“Exchange”) shall be closed to trading or trading thereupon shall be restricted, or trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the mutual judgment of the Boards of Trustees of PMP and the GoodHaven Funds Trust, accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund, respectively, is impracticable, the Valuation Time shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1.  Representations and Warranties of the Acquired Fund.  Except as has been fully disclosed to the Acquiring Fund in a written instrument executed by an officer of PMP, PMP represents and warrants to GoodHaven Funds Trust as follows:

(a)  The Acquired Fund is a duly established series of PMP, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under its Declaration of Trust (the “PMP Declaration of Trust”) and By-Laws (the “PMP By-Laws”), as amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

(b)  PMP is registered with the Commission as an open-end management investment company under the 1940 Act, and the registration of the Acquired Fund Shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect.

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, and such as may be required under state securities laws.

(d)  The current prospectus, statement of additional information, shareholder reports, marketing and other related materials of the Acquired Fund and the prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Agreement conform or conformed at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not or did not at the time of their use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e)  At the Effective Time, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof other than such restrictions as might arise under the 1933 Act.

(f)  PMP is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in: (i) a violation of federal securities laws (including the 1940 Act) or of Massachusetts law or a material violation of the PMP Declaration of Trust and the PMP By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound.

(g)  All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts and other similar instruments) will terminate without liability or obligation to the Acquired Fund on or prior to the Effective Time.

(h)  Except as otherwise disclosed to and accepted by the Acquiring Fund in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(i)  The Statement of Assets and Liabilities, Statement of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at November 30, 2015 have been audited by Tait, Weller & Baker LLP, independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(j)  Since November 30, 2015, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund in writing.  For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of the Acquired Fund’s licbilities, or the redemption of the Acquired Fund’s shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

(k)  At the Effective Time, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions, if any) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and no such return is currently under audit and no assessment has been asserted with respect to such returns.

(l)  At the end of its first taxable year since the commencement of operations, the Acquired Fund properly elected to be treated as a “regulated investment company” under Subchapter M of the Code.  The Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company within the meaning of Section 851 et seq. of the Code in respect of the taxable year since its commencement of operations, and will continue to meet such requirements at all times through the Closing Date.  The Acquired Fund has not at any time since its inception been liable for, nor is any now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code.  There is no other material tax liability (including, any foreign, state, or local tax liability) except as set forth and accrued on the Acquired Fund’s books.  The Acquired Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply.  The Acquired Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder.  All dividends paid by the Acquired Fund at any time prior to the Closing Date shall have been deductible pursuant to the dividends paid deduction under Section 562 of the Code.  The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all material taxes required to be withheld, and to the best of its knowledge, there exist no circumstances or basis for penalties to be asserted in a material amount.

(m)  All of the issued and outstanding shares of the Acquired Fund will, at the Effective Time, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3.  The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into the Acquired Fund’s shares.

(n)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Trustees of PMP, on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o)  The Proxy Statement (as defined in paragraph 5.6), insofar as it relates to the Acquired Fund, will, at the Effective Time: (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (o) shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein.

4.2.  Representations and Warranties of the Acquiring Fund.  Except as has been fully disclosed to the Acquired Fund in a written instrument executed by an officer of the GoodHaven Funds Trust, GoodHaven Funds Trust represents and warrants to PMP as follows:

(a)  The Acquiring Fund is a duly established series of the GoodHaven Funds Trust, which is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with power under its Agreement and Declaration of Trust (the “GoodHaven Declaration of Trust”) and By-Laws (the “GoodHaven By-Laws”), to own all of its properties and assets and to carry on its business as it is presently conducted.

(b)  At the Effective Time, the GoodHaven Funds Trust will be registered with the Commission as an open-end management investment company under the 1940 Act, and the registration of the Acquiring Fund Shares under the 1933 Act will be in full force and effect.

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws.

(d)  The current prospectus, statement of additional information, shareholder reports, marketing and other related materials of the Acquiring Fund and the prospectus and statement of additional information of the Acquiring Fund used at all times prior to the date of this Agreement conform or conformed at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not or did not at the time of their use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e)  The GoodHaven Funds Trust is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in: (i) a violation of federal securities laws (including the 1940 Act) or of Delaware law or a material violation of the GoodHaven Declaration of Trust and the GoodHaven By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which any Acquiring Fund is a party or by which it is bound.

(f)  Except as otherwise disclosed to and accepted by the Acquired Fund in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund’s knowledge, threatened against the Acquiring Fund, or the Acquiring Fund’s properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business.  The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects their business or their ability to consummate the transactions herein contemplated.

(g)  Prior to the Effective Time, the Acquiring Fund will not have carried on any business activity and will not have any assets or liabilities.

(h)  At the Effective Time, all issued and outstanding shares of the Acquiring Fund will be duly and validly issued and outstanding, fully paid and non-assessable by the GoodHaven Funds Trust and will be offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws.  The Acquiring Fund has no outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(i)  The Acquiring Fund will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company, will elect to be treated as such, and will compute its federal income tax under Section 852 of the Code for the period beginning on the Closing Date.

(j)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Trustees of the GoodHaven Funds Trust, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(k)  The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Effective Time have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, will be fully paid and non-assessable by the GoodHaven Funds Trust and will have been issued in every jurisdiction in compliance in all material respects with applicable registration requirements and applicable securities laws.  The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquiring Fund, nor is there outstanding any security convertible into any of the Acquiring Fund’s shares.

(l)  The Proxy Statement, insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will, at the Effective Time: (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (l) shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein.

5.	COVENANTS AND AGREEMENTS

5.1.  Conduct of Business.  The Acquired Fund will operate its business in the ordinary course consistent with prior practice between the date hereof and the Effective Time, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2.  No Distribution of Acquiring Fund Shares.  The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.3.  Information.  The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.4.  Other Necessary Action.  Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.5.  Shareholder Meeting.  The Acquired Fund will call a meeting of its shareholders to consider and act upon this Agreement and to take such other action under applicable federal and state law to obtain approval of the transactions contemplated herein.

5.6.  Proxy Statement.  In connection with the shareholder meeting referred to in paragraph 5.5 above, the Acquired Fund will provide the Acquiring Fund with information regarding the Acquired Fund, and the Acquiring Fund will provide the Acquired Fund with information regarding the Acquiring Fund, reasonably necessary for the preparation of a Proxy Statement on Schedule 14A (the “Proxy Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act.

5.7.  Liquidating Distribution.  As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.8.  Best Efforts.  The Acquiring Fund and the Acquired Fund shall  use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent set forth in Article 6 to effect the transactions contemplated by this Agreement as promptly as practicable.

5.9.  Other Instruments.  The Acquired Fund and the Acquiring Fund covenant that they will, from time to time, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the other party may reasonably deem necessary or desirable in order to vest in and confirm: (a) to the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) to the Acquiring Fund, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.10.  Regulatory Approvals.  The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Effective Time.

6.	CONDITIONS PRECEDENT

6.1.  Conditions Precedent to Obligations of the Acquired Fund.  The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at PMP’s election, to the following conditions:

(a)  All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b)  GoodHaven Funds Trust shall have delivered to the Acquired Fund a certificate executed in the name of GoodHaven Funds Trust by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to PMP, and dated as of the Effective Time, to the effect that the representations and warranties of the GoodHaven Funds Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as PMP shall reasonably request.

(c)  The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund, on or before the Effective Time.

(d)  The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

(e)  PMP, on behalf of the Acquired Fund, shall have received on the Closing Date the opinion of Blank Rome LLP, counsel to the GoodHaven Funds Trust  (such opinion may reasonably rely as to matters of fact on certificates of officers or Trustees of the GoodHaven Funds Trust), dated as of the Closing Date, covering the following points:

(i)  The GoodHaven Funds Trust is a statutory trust validly existing under the Delaware Statutory Trust Act (the “Statutory Trust Act”) and, based solely on a good standing certificate, is in good standing under the laws of the State of Delaware;

(ii)  The GoodHaven Funds Trust has the trust power under the GoodHaven Declaration of Trust and the GoodHaven By-Laws and resolutions of the Trustees of the Board of the GoodHaven Funds Trust to own all of its properties and assets and to carry on its business as described in the registration statement of the GoodHaven Funds Trust, as amended, filed with the Commission on Form N-1A  (File Nos. 333-208929; 811-23127) on January 8, 2016, under the 1933 Act and the 1940 Act (the “Registration Statement;

(iii)  The Agreement has been duly authorized, executed and delivered by the GoodHaven Funds Trust on behalf of the Acquiring Fund and (assuming due authorization, execution and delivery of the Agreement by PMP, on behalf of the Acquired Fund, and assuming that the Agreement is a valid and binding obligation of PMP on behalf of the Acquired Fund), the Agreement is a valid and binding obligation of the GoodHaven Funds Trust on behalf of the Acquiring Fund, enforceable against the GoodHaven Funds Trust on behalf of the Acquiring Fund in accordance with its terms;

(iv)  The Acquiring Fund Shares to be issued to the Acquired Fund Shareholders as provided by the Agreement are duly authorized and, upon issuance in accordance with the terms of the Agreement, will be validly issued fully paid, and non-assessable beneficial interests in the Acquiring Fund; and under the GoodHaven Declaration of Trust, no shareholder of the Acquiring Fund has any preemptive or other right to subscribe for any Acquiring Fund Shares;

(v)  The execution and delivery of the Agreement by the GoodHaven Funds Trust on behalf of the Acquiring Fund did not, and the consummation of the transactions contemplated hereby by the GoodHaven Funds Trust on behalf of the Acquiring Fund will not, result in a material violation of the GoodHaven Declaration of Trust or the GoodHaven By-Laws, or result in a breach or violation of any agreement (to which the GoodHaven Funds Trust is a party) listed as an exhibit to the Registration Statement (the “Reviewed Agreements”) or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any Reviewed Agreement;

(vi)  To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware applicable to the GoodHaven Funds Trust is required to be obtained by the GoodHaven Funds Trust for the consummation by the GoodHaven Funds Trust on behalf of the Acquiring Fund of the transactions contemplated by the Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, 1940 Act, and the filing of the Certificate of Trust of the GoodHaven Funds Trust (which Certificate of Trust was filed with the Secretary of State of the State of Delaware on December 18, 2015),(it being understood that counsel has made no independent investigation or analysis with respect to state securities laws and is not opining thereon); and

(vii)  The GoodHaven Funds Trust is a Delaware statutory trust registered with the Commission as an open-end investment company under the 1940 Act; its registration with the Commission as an investment company under the 1940 Act  is in full force and effect; and the Acquiring Fund is a series of the GoodHaven Funds Trust created in accordance with the applicable provisions of the 1940 Act and the GoodHaven Declaration of Trust and the GoodHaven By-Laws and Section 3806(b)(2) of the Statutory Trust Act.

We confirm to you that we are not representing the GoodHaven Funds Trust in any pending litigation or proceeding in which it is a named defendant that challenges the validity or enforceability of this Agreement, or seeks to enjoin this Agreement.

In rendering such opinion, Blank Rome LLP may assume all conditions precedent set forth in this Agreement have been satisfied and may include other customary assumptions and qualifications for opinions of this type, including without limitation, customary enforceability assumptions (including the effect of principles of equity, including principles of commercial reasonableness and good faith and fair dealing), that the Trustees of the GoodHaven Funds Trust have complied with their fiduciary duties in approving this Agreement, that the Reorganization is fair in all respects and that the execution and delivery of this Agreement by the GoodHaven Funds Trust with respect to the Acquiring Fund and the performance of its obligations thereunder are not inconsistent with the 1940 Act or the rules and regulations thereunder. In addition, such counsel need not express an opinion with respect to any provisions of this Agreement that purport to obligate the GoodHaven Funds Trust to cause other persons or entities to take certain actions or act in a certain way insofar as such provisions relate to the actions of such other persons or entities, any provisions of this Agreement to the extent that such provisions purport to bind or limit the Trustees of the GoodHaven Funds Trust in the exercise of their fiduciary duties, or any provisions that purport to bind parties not a signatory to this Agreement.  In rendering the opinion with respect to the due execution and delivery by the GoodHaven Funds Trust of this Agreement, Blank Rome LLP is entitled to rely solely upon review of the incumbency certifications contained in a certificate of the Secretary or Assistant Secretary of the GoodHaven Funds Trust.

6.2.  Conditions Precedent to Obligations of the Acquiring Fund. The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at the GoodHaven Funds Trust’s election, to the following conditions:

(a)  All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b)  PMP shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s Assets and Liabilities, as of the Effective Time, which is prepared in accordance with GAAP and certified by the Treasurer of PMP.

(c)  PMP shall have delivered to the Acquiring Fund a certificate executed in the name of PMP by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Effective Time, to the effect that the representations and warranties of the Acquired Fund, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the GoodHaven Funds Trust shall reasonably request.

(d)  The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund, on or before the Effective Time.

(e)  The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

(f)  GoodHaven Funds Trust, on behalf of the Acquiring Fund, shall have received on the Closing Date the opinion of counsel to PMP (which may reasonably rely as to matters governed by the laws of the State of Massachusetts on an opinion of Massachusetts counsel) (such opinions may reasonably rely on certificates of officers or Trustees of PMP) dated as of the Closing Date, covering the following points:

(i)  PMP Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of the Acquired Fund’s properties and assets, and to carry on its business, including that of the Acquired Fund, as presently conducted;

(ii)  The Agreement has been duly authorized, executed and delivered by PMP, on behalf of the Acquired Fund, and, assuming due authorization, execution and delivery of the Agreement by GoodHaven Funds Trust, on behalf of the Acquiring Fund, is a valid and binding obligation of the PMP, on behalf of the Acquired Fund, enforceable against PMP in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles;

(iii)  The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a material violation of the PMP Declaration of Trust or the PMP By-Laws or any provision of any material agreement (known to such counsel) to which PMP is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement not disclosed to GoodHaven Funds Trust, judgment or decree to which PMP is a party or by which it is bound;

(iv)  To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required to be obtained by PMP in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act (it being understood that counsel has made no independent investigation or analysis with respect to state securities laws and is not opining on such laws);

(v)  PMP is a registered investment company classified as a management company of the open-end type with respect to the series of shares it offers, including those of the Acquired Fund, under the 1940 Act and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(vi)  The outstanding shares of the Acquired Fund are registered under the 1933 Act, and such registration is in full force and effect; and

(vii)  To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to PMP or the Acquired Fund or any of their respective properties or assets, and neither PMP nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.

6.3.  Other Conditions Precedent.  If any of the conditions set forth in this paragraph 6.3 have not been satisfied on or before the Effective Time, the Acquired Fund or the Acquiring Fund shall, at their option, not be required to consummate the transactions contemplated by this Agreement.

(a)  The Agreement and the transactions contemplated herein shall have been approved by: (i) the Board of Trustees of PMP and (ii) the shareholders of the Acquired Fund, and certified copies of the resolutions evidencing such approvals shall have been delivered to the Acquiring Fund.  Notwithstanding anything herein to the contrary, neither PMP, on behalf of the Acquired Fund, nor the GoodHaven Funds Trust on behalf of the Acquiring Fund, respectively, may waive the conditions set forth in this paragraph 6.3(a).

(b)  At the Effective Time, no action, suit or other proceeding shall be pending or, to the knowledge of PMP, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

(c)  All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the parties to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

(d)  PMP and the GoodHaven Funds Trust shall have received an opinion of Blank Rome LLP as to federal income tax matters substantially to the effect that, based on the facts, representations, assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(i)  The transfer by the Acquired Fund of all of its assets to the  Acquiring Fund in exchange for Acquiring Fund Shares, and the distribution of such shares to the Acquired Fund Shareholders, as provided in this Agreement, will constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and both the Acquired Fund and the Acquiring Fund will each be a party to a reorganization within the meaning of such Code Section;

(ii)  No gain or loss will be recognized by the Acquired Fund as a result of such transactions except with respect to certain contracts described in Section 1256(b) of the Code and stock in passive foreign investment companies, as defined in Section 1297(a) of the Code;

(iii)  No gain or loss will be recognized by the Acquiring Fund as a result of such transactions;

(iv)  No gain or loss will be recognized by the shareholders of any Acquired Fund upon the distribution to them by the GoodHaven Funds Trust of the Acquiring Fund Shares in exchange for their shares of the Acquired Fund;

(v)  The basis of the Acquiring Fund Shares received by the shareholder of the Acquired Fund will be the same as the basis of the shareholder’s Acquired Fund shares immediately prior to such transactions;

(vi)  The basis of the Acquired Fund Assets received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Acquired Fund immediately prior to such transactions;

(vii)  A shareholder’s holding period for the Acquiring Fund Shares will be determined by including the period for which the shareholder held the shares of the Acquired Fund exchanged therefor, provided that the shareholder held such shares of the Acquired Fund as a capital asset; and

(viii)  The holding period of the Acquiring Fund with respect to the Acquired Fund Assets will include the period for which such Acquired Fund Assets were held by the Acquired Fund, provided that the Acquired Fund held such Acquired Fund Assets as capital assets; and

No opinion will be expressed as to the effect of the Reorganization on: (i) the Acquired Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting and (ii) the Acquired Fund or Acquiring Fund shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

Such opinion shall be based on customary assumptions, limitations and such representations as Blank Rome LLP may reasonably request, and the Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations.  Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein.  Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this paragraph 6.3(d).

6.4.  U.S. Bank shall have delivered such certificates or other documents as set forth in paragraph 3.2.

6.5.  The Transfer Agent shall have delivered a certificate of its authorized officer as set forth in paragraph 3.3.

6.6.  The Acquiring Fund shall have issued and delivered to the Secretary of the Acquired Fund the confirmation as set forth in paragraph 3.3.

6.7.  The party shall have delivered to the other such bills of sale, checks, assignments, receipts or other documents as reasonably requested by such other party or its counsel.

7.	INDEMNIFICATION

7.1.  Indemnification by the Acquiring Fund.  The GoodHaven Funds Trust, solely out of the Acquiring Fund’s assets and property, agrees to indemnify and hold harmless the Acquired Fund, and its trustees, officers, employees and agents (the “PMP Acquired Fund Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the PMP Acquired Fund Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on: (a) any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Fund or the Acquiring Fund’s trustees, officers, employees or agents prior to the Closing Date, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Acquired Fund or its respective trustees, officers, employees or agents.

7.2.  Indemnification by the Acquired Fund.  PMP, solely out of the  Acquired Fund’s assets and property, agrees to indemnify and hold harmless the Acquiring Fund, and their trustees, officers, employees and agents (the “GoodHaven Funds Trust Acquiring Fund Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the GoodHaven Funds Trust Acquiring Fund Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on: (a) any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquired Fund or the Acquired Fund’s trustees, officers, employees or agents prior to the Closing Date, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of an Acquiring Fund or its respective trustees, officers, employees or agents.

7.3.  Liability of PMP.  The parties understand and agree that the obligations of the Acquired Fund under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of PMP personally, but bind only the Acquired Fund’s property.  Moreover, no series of PMP other than the Acquired Fund shall be responsible for the obligations of PMP hereunder, and all persons shall look only to the assets of such Acquired Fund to satisfy the obligations of the Acquired Fund hereunder.  The parties represent that they each have notice of the provisions of the PMP Declaration of Trust disclaiming such trustee, shareholder, nominee, officer, agent or employee liability for acts or obligations of the Acquired Fund.

8.	BROKERAGE FEES AND EXPENSES

8.1.  No Broker or Finder Fees.  The Acquiring Fund and the Acquired Fund represent and warrant to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

8.2.  Expenses of Reorganization.  The expenses relating to the proposed Reorganization, whether or not consummated, will be borne by the Advisor.  The costs of the Reorganization shall include, but not be limited to: (1) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing, printing and distributing the Proxy Statement and prospectus supplements of the Acquired Fund relating to the Reorganization, expenses of holding the shareholder meeting with respect to the Acquired Fund, and winding down the operations and terminating the existence of the Acquired Fund; (2) legal fees of counsel to the Acquired Fund and Acquiring Fund, including those incurred in connection with the preparation of legal opinions, and accounting fees with respect to the Reorganization and the Proxy Statement; and (3) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps.  Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

9.	AMENDMENTS AND TERMINATION

9.1.  Amendments.  This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of either party, on behalf of either the Acquired Fund or the Acquiring Fund, respectively; provided, however, that following a meeting of the shareholders of the Acquired Fund called by the Board of Trustees of PMP pursuant to paragraph 5.5 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without the Board of Trustees’ and shareholders’ further approval.

9.2.  Termination.  This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of the Board of Trustees of either party, make proceeding with the Agreement inadvisable.

10.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed as follows:

If to PMP:

Professionally Managed Portfolios
2020 E. Financial Way, Suite 100
Glendora, California 91741
Attention: Elaine Richards, Esq.

With copies (which shall not constitute notice) to:

Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, New York 10103
Attention: Domenick Pugliese, Esq.

If to The GoodHaven Funds Trust:

The GoodHaven Funds Trust
374 Millburn Avenue, Suite 306
Millburn, New Jersey 07041
Attention: Larry Pitkowsky

With copies (which shall not constitute notice) to:

Blank Rome LLP 405 Lexington Ave, New York, New York 10174 Attention: Thomas R. Westle	GoodHaven Capital Management, LLC 4940 SW 83rd Street Miami, Florida 33143 Attention: Keith Trauner

11.	MISCELLANEOUS

11.1.  Entire Agreement.  The parties agree that neither party has made any representation, warranty or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

11.2.  Survival.  The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith, and the obligations with respect to indemnification of the Acquired Fund and Acquiring Fund contained in paragraphs 7.1 and 7.2, shall survive the Closing.

11.3.  Headings.  The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

11.4.  Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

11.5.  Assignment.  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.6.  Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all taken together shall constitute one agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

THE GOODHAVEN FUNDS TRUST on behalf of the Acquiring Fund listed on Schedule A	PROFESSIONALLY MANAGED PORTFOLIOS on behalf of the Acquired Fund listed on Schedule A

By:___________________________	By:_____________________________________
Name: Larry Pitkowsky	Name: Elaine E. Richards
Title: President of The GoodHaven Funds Trust	Title: President and Secretary of Professionally Managed Portfolios

GOODHAVEN CAPITAL MANAGEMENT, LLC (Solely for purposes of Paragraphs 8.2 and 11.2)

By:___________________________
Name: Keith Trauner Title: Managing Partner of GoodHaven Capital Management, LLC

SCHEDULE A

THE ACQUIRED FUND (the Acquired Fund is a series of Professionally Managed Portfolios)	THE ACQUIRING FUND (the Acquiring Fund is a series of The GoodHaven Funds Trust
GoodHaven Fund	GoodHaven Fund

A-1A

APPENDIX B

COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

The Fund’s and New Fund’s Investment Objectives and Principal Investment Strategies

The investment objective and principal investment strategies of the Fund is identical to that of the New Fund as further outlined in the following table.  The following discussion describes the investment objective and principal investment strategies that are associated with both the Fund and the New Fund.  References to a Fund refer to both the Fund and the New Fund.

GoodHaven Fund
Investment Objective	The GoodHaven Fund (the “Fund”) seeks to achieve long-term growth of capital.
Principal Investment Strategies
Under normal market conditions, the Fund’s investment advisor, GoodHaven Capital Management, LLC (“GoodHaven” or the “Advisor”) attempts to achieve the Fund’s investment objective by investing primarily in a focused portfolio of equity securities.  When selecting such equity investments, the Advisor looks for certain attractive corporate characteristics, such as, relatively high free cash flow yields, strong balance sheets, products or services that satisfy basic human needs, potential for long-term growth, and managers that have demonstrated skill in capital allocation and who have a significant ownership interest, although no particular characteristic is required for any specific investment.  From time to time, the Fund may also hold significant fixed-income investments or cash holdings.  The amount of such holdings will depend on the Advisor’s assessment of the quantity and quality of investment opportunities that exist at any given time.

To help identify appropriate fixed income investments, the Advisor generally looks for security issuers that are the subject of adverse publicity or stressed industry conditions; whose securities have declined in price despite reasonable future financial prospects; as well as issuers undergoing reorganization or bankruptcy where outstanding fixed-income securities may ultimately receive cash, new fixed-income securities, or an equity interest in a reorganized company.  In addition, the Advisor may purchase short dated fixed income investments whose issuers are not stressed in lieu of holding large amounts of cash.

The proportion of the Fund’s assets invested in each type of asset class will vary from time to time based upon the Advisor’s assessment of the merits of specific security investments as well as general market and economic conditions.  Although the Fund’s focus is long-term, the Fund expects to shift from time to time among various asset classes and market sectors.  The Fund may also invest in companies of any size market capitalization.  At any given time, the Fund may invest up to 100% of its assets in foreign securities and up to 50% of its net assets in emerging market securities.  The Fund is non-diversified, meaning that the Fund will invest a greater percentage of its assets in significantly fewer securities than a diversified fund.

The equity securities in which the Fund primarily invests include common and preferred stock (including convertible preferred stock).  However, the Fund may also invest in equity securities such as partnership interests, business trust shares, interests in real estate investment trusts (“REITs”), rights and warrants to subscribe for the purchase of equity securities and American Depositary Receipts (“ADRs”) or similar securities.  The fixed-income securities in which the Fund may invest, include U.S. corporate debt securities, non U.S. corporate debt securities, bank debt (including bank loans and participations), municipal debt securities, U.S. government and agency debt securities, short-term debt obligations of foreign governments and foreign money-market instruments.  The Fund typically invests in fixed-income securities to benefit from prevailing yields that the Advisor’s fundamental research indicates are higher than warranted, without focusing on the coupon, duration or maturity of a particular issue or credit rating of that issuer.

B-1

The Fund may also invest in “special situations.” Special situations occur when the securities of a company or other entity are expected to appreciate within a reasonable time due to entity-specific developments rather than general business conditions or movements of the market as a whole. Such developments and situations include, but are not limited to:

• liquidations • reorganizations • recapitalizations	• mergers • management changes • technological developments

The Advisor may sell a security for a variety of reasons, including without limitation:  (1) a security subsequently fails to meet the Advisor’s initial investment criteria; (2) an issuer-specific event, such as a proposed or completed acquisition or recapitalization changes the fundamental appeal of the company; (3) upon analysis, a new security is judged more attractive than a current holding; (4) a change in view with respect to company, industry or general market conditions; or (5) the need to meet investor redemptions of Fund shares.

B-2

APPENDIX C
COMPARISON OF THE PRINCIPAL RISKS

Because the investment objective and strategies of the New Fund is identical to the Fund, the New Fund is subject to identical investment risks of the Fund.  As with all mutual funds, there is the risk that you could lose all or a portion of your investment in a Fund.  An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  There is no assurance that a Fund will achieve its investment objective, and an investment in a Fund is not by itself a complete or balanced investment program.

The following discussion describes the principal risks that are associated with both the Fund and the New Fund.  References to a Fund refer to both the Fund and the New Fund.

GoodHaven Fund – Principal Risks
There is the risk that you could lose all or a portion of your investment in the Fund.  The following risks could affect the value of your investment in the Fund:

•
General Market Risk.  The market price of a security may fluctuate, sometimes rapidly and unpredictably.  These fluctuations may cause a security to be worth less than its cost when originally purchased or less than it was worth at an earlier time.

•	Equity Market Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in price.

•
Interest Rate Risk.  The risk that fixed income securities will decline in value because of changes in interest rates.  It is likely there will be less governmental action in the near future to maintain low interest rates.  The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

•	Credit Risk. If issuers of fixed income securities in which the Fund invests experience unanticipated financial problems, their securities are likely to decline in value.

•
High Yield Securities/Junk Bond Risk.  The value of fixed income securities held by the Fund that are rated below investment grade are subject to additional risk factors such as increased possibility of default, decreased liquidity of the security, and changes in value based on public perception of the issuer.

•
Municipal Securities Risk.  Securities issued by governmental entities on behalf of political subdivisions, agencies, other municipal entities, or private parties may decline as a result of a weakened capacity to make principal and interest payments under certain economic conditions or other circumstances.  Moreover, a change to the tax treatment of municipal securities under Federal law could have an adverse impact on prices of these securities.

•
REIT Risk.  REITs may be subject to certain risks associated with the direct ownership of real property, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses and variations in rental income.

•
Small- and Medium-Sized Companies Risk.  Investing in securities of smaller companies including micro-cap, small-cap, medium-cap and less seasoned companies often involve greater volatility than investing in larger, more established companies and these securities may be less liquid than other securities.

•
Foreign Securities and Emerging Markets Risk. Foreign securities involve increased risks due to political, social and economic developments abroad, as well as due to differences between U.S. and foreign regulatory practices.  These risks are enhanced in emerging markets.

C-1

•
Currency Risk.  Fluctuations in currency exchange rates and currency transfer restitution may adversely affect the value of the Fund’s investments in foreign securities, which are denominated or quoted in currencies other than the U.S. dollar.

•
Bank Debt Risk.  Investments in bank debt involve credit risk, interest rate risk, liquidity risk and other risks, including the risk that any loan collateral may become impaired or that the Fund may obtain less than the full value for the loan interests when sold.

•
Special Situations Risk.  Investments in special situations may involve greater risks when compared to the Fund’s other strategies due to a variety of factors.  Mergers, reorganizations, liquidations or recapitalizations may not be completed on the terms originally contemplated, or may fail.  Expected developments may not occur in a timely manner, or at all.

•
Non-Diversification Risk. The Fund is non-diversified for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”). To the extent that the Fund invests its assets in fewer securities, the Fund is subject to greater risk of loss if any of those securities become permanently impaired.

•	Management Risk. The Advisor may fail to implement the Fund’s investment strategies and meet its investment objective.

C-2

APPENDIX D

THE FUND’S AND NEW FUND’S FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT LIMITATIONS

The Fund’s and New Fund’s Fundamental Investment Limitations

The New Fund has adopted identical investment limitations that are substantially similar to those of the Fund.  Fundamental investment limitations are those that cannot be changed by the Board without shareholder approval.  Below are the fundamental investment limitations of both the Fund and New Fund:

The GoodHaven Fund may not:

Fund		New Fund
1.
Borrow money or issue senior securities, except through reverse repurchase agreements or otherwise as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority.  Generally, issuing senior securities is prohibited under the 1940 Act; however, certain exceptions apply such as in the case of reverse repurchase agreements, borrowing, and certain other leveraging transactions.
Same
2.	Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio).	Same
3.
Invest 25% or more of its net assets, calculated at the time of purchase and taken at market value, in securities of issuers in any one industry or groups of industries (other than U.S. government securities).
Same
4.
Purchase or sell real estate, unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities that are secured by real estate and securities of companies that invest or deal in real estate).
Same
5.
Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments.  This limitation shall not prevent the Fund from purchasing, selling, or entering into futures contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities; or
Same
6.
Make loans (except purchases of debt securities consistent with the investment policies of the Fund).  For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.
Same

D-1

The Fund’s and New Fund’s Non-Fundamental Investment Limitations

The New Fund has adopted identical non-fundamental investment limitations to those of the Fund.  Non-fundamental investment limitations are those that can be changed by the Board without shareholder approval.  Below is the non-fundamental investment limitation of both the Fund and New Fund:

Fund	New Fund
1. Mortgage, pledge or hypothecate any of its assets except in connection with any such borrowings and only with respect to 33-1/3% of its assets.	Same

Except with respect to borrowing, if a percentage or rating restriction on investment or use of assets set in the Prospectus or SAI is adhered to at the time a transaction is effected, later changes in the percentage or rating resulting from any cause other than actions by the Fund will not be considered a violation of the Fund’s investment restrictions. If the value of the Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board will consider what actions, if any, are appropriate to maintain adequate liquidity.

D-2

APPENDIX E

COMPARISON OF BUSINESS STRUCTURE AND ORGANIZATIONAL DOCUMENTS

The following is only a discussion of certain principal differences between the governing documents for GoodHaven Funds Trust, a Delaware statutory trust (“New Trust”) of which the New Fund is a series, and Professionally Managed Portfolios, a Massachusetts business trust (“PMP”) of which the Fund is a series, and is not a complete description of the New Trust’s or PMP’s governing documents.

Organization and Capital Structure

The New Trust is a Delaware statutory trust (a “DST”).  A DST is an unincorporated association organized under the Delaware Statutory Trust Act (the “Delaware Act”).  The New Trust’s operations are governed by its Agreement and Declaration of Trust (the “DE Declaration”) and its By-Laws (its “DE By-Laws”), and its business and affairs are managed under the supervision of its Board of Trustees.

The New Fund’s shares of beneficial interest are issued with a  par value of $0.001.  The DE Declaration authorizes an unlimited number of shares, including fractional shares, which may be divided into separate and distinct series or classes.  These series and classes will have the rights, powers and duties set forth in the DE Declaration or as specified in resolutions of the New Trust’s Board of Trustees.

PMP is a Massachusetts business trust (a “MBT”). A MBT is an unincorporated business association organized under a Massachusetts statute governing business trusts (the “Massachusetts Statute”).  PMP’s operations are governed by its Amended and Restated Agreement and Declaration of Trust (the “MA Declaration”) and its Amended and Restated By-Laws (the “MA By-Laws”), both as they may have been amended from time to time.  The business and affairs of PMP are managed under the supervision of its Board of Trustees.

The shares of beneficial interest of the Fund have no par value.  The MA Declaration authorizes an unlimited number of shares, which may be divided into separate and distinct series or classes. The series and classes have the rights, powers and duties set forth in the MA Declaration, or as specified in resolutions of PMP’s Board of Trustees.

Meetings of Shareholders and Voting Rights

The Delaware Act does not require annual shareholders’ meetings.  The DE By-Laws authorizes the calling of a shareholders’ meeting by a majority of the Board, under certain circumstances. A shareholder meeting shall be called by any Trustee at the request of holders of one-third  or more of the outstanding shares entitled to vote at such meeting, provided however, that if a purpose of such meeting is to remove and/or elect a Trustee or Trustees, then such meeting shall be called by any Trustee at the request of holders of 10% or more of the outstanding shares.  Neither the DE Declaration nor the DE By-Laws require a New Fund to hold an annual shareholders’ meeting.

The DE Declaration generally provides that each full share of the New Fund is entitled to one vote and each fractional share is entitled to a fractional vote.  All shares of the New Fund entitled to vote on a matter shall vote in the aggregate without differentiation between shares of separate series or classes.  With respect to any matter that affects only the interests of some but not all series or classes, or where otherwise required by the 1940 Act, only the shareholders of the affected series or classes shall be entitled to vote on the matter.

The DE Declaration provides that 33 1/3% of the outstanding shares of a series or class as applicable, entitled to vote at a meeting, which are present in person or represented by proxy, shall constitute a quorum at the meeting, except when there is a legal requirement for a larger quorum.  Subject to any legal requirements for a different vote, in all matters  shareholders may approve a proposal by a majority of votes cast. Where a separate vote by series or class is required, these voting requirements apply to those separate votes.

The MA Declaration provides that, except when a larger quorum is required by applicable law, 40% of the outstanding shares entitled to vote shall constitute a quorum at a shareholders’ meeting.  Thg MA Declaration provides that shareholders are entitled to one vote for each whole share that they own, and a proportionate fractional vote for each fractional share that they hold. Shareholders shall vote separately by series, except to the extent required by the Investment Company Act of 1940, as amended (the “1940 Act”), or when its Trustees have determined that the matter affects only the interests of shareholders of some, but not all, series of shares, in which case only the shareholders of the affected series shall be entitled to vote.  Subject to the foregoing requirements for voting shares separately by series, when a quorum is present at a meeting, a majority of the shares voted shall decide any questions and a plurality of votes shall elect a Trustee, except when a larger vote is required by any provision of PMP’s governing documents or by applicable law.

The MA Declaration provides that shareholders shall have the power to vote only on: (1) the election of Trustees; (2) whether or not a court action should be brought derivatively or as a class action on behalf of the PMP or the shareholders; (3) the termination of PMP or any of its series; or (4) such additional matters as may be required by the MA Declaration, the MA By-Laws, PMP’s registration with the U.S. Securities and Exchange Commission, any state or as the Trustees may consider necessary or desirable.

Liability of Shareholders

Consistent with the Delaware Act, the DE Declaration provides that no New Fund shareholder, as such, shall be subject to any personal liability whatsoever to any person in connection with the property, acts, obligations or affairs of the Trust or any series.

The Massachusetts Statute does not include an express provision relating to the limitation of liability of the beneficial owners of a MBT.  The MA Declaration provides that no shareholder shall be subject to any personal liability whatsoever to any person in connection with property of its Fund or the acts, obligations or affairs of PMP.  The MA Declaration further provides that, if any shareholder is made a party to any suit or proceeding to enforce any such liability of a Fund, he or she shall not be held to any personal liability. PMP shall indemnify and hold each shareholder harmless from and against all claims and liabilities to which such shareholder may become subject by reason of being or having been a shareholder, and shall reimburse the shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability.

Liability among Series

The DE Declaration also provides that each series of the New Trust shall be separate and distinct from any other series of the New Trust and shall hold and account for the assets and liabilities belonging to any series separately from the assets and liabilities of the New Trust or any other series.  Each class of a series of the New Trust shall be separate and distinct from any other class of that series.

The Massachusetts Statute does not contain statutory provisions addressing series or class liability with respect to multi-series or multi-class investment companies.  The MA Declaration provides that the assets and liabilities of a particular series shall be separate from any other series.  All persons extending credit to, contracting with, or having any claim against a particular series of a Fund shall look only to the assets of that particular series for payment of the credit, contract or claim.

Dividends and other Distributions

The DE Declaration provides that the shareholders of any series or class of the New Trust shall be entitled to receive dividends and other distributions when, if and as declared by its Board of Trustees.  The right of the New Trust’s shareholders to receive dividends or other distributions on shares of any class may be set forth in a plan adopted by the New Trust’s Board of Trustees pursuant to the 1940 Act.

The MA Declaration provides that each shareholder of a series is entitled to receive a series’ distributions of income and capital gains in the manner, at the time and on the terms set by its Board of Trustees.  For both MBTs and DSTs, dividends and other distributions may be paid in cash, in kind or in shares of the respective trust, and the respective Boards may retain such amounts as they may deem necessary or desirable for the conduct of the respective trust’s affairs.

Election of Trustees; Terms; Removal

Under the DE Declaration, each Trustee shall hold office until his or her successor has been elected at such meeting and has qualified to serve as Trustee, as required under the 1940 Act.  Beginning with the Trustees elected at the first meeting of shareholders, each Trustee shall hold office during the lifetime of the New Trust and until its termination, unless such Trustee resigns or is removed. Under the DE Declaration, any Trustee may resign by an instrument in writing signed by him or her and delivered to the other Trustees or the Chairman, if any, the President or the Secretary and such resignation shall be effective upon such delivery or at any later date according to the terms of the instrument.  Any of the Trustees may be removed with or without cause at any time: (1) by the action of two-thirds of the remaining Trustees or (2) by the affirmative vote of the shareholders holding not less than two-thirds of the outstanding shares of the New Trust.

 be removed at any time by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date when such removal shall become effective.  In addition, a Trustee may be removed at any meeting of shareholders by a vote of shareholders owning at least two-thirds of the outstanding shares of the Trust.

The MA Declaration provides that each Trustee shall serve during the continued lifetime of PMP until he dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and his successor.

There is no cumulative voting for the election of Trustees of the MBTs or DSTs.  The governing instruments for both the MBTs and DSTs provide a mechanism for the respective Boards to fill vacancies.

Liability of Trustees and Officers; Indemnification

The DE Declaration provides that

the New Trust shall indemnify each of its Trustees, officers, employees and agents against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which such person may be involved or with which such person may be threatened, while in office or thereafter, by reason of such person being or having been such a Trustee, officer, employee or agent, except with respect to any matter as to which such person shall have been adjudicated, by the final and unappealable order of a court of competent jurisdiction, to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of such person’s duties, such liabilities and expenses being liabilities belonging to the series out of which such claim for indemnification arises; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office by the court or other body approving the settlement or other disposition or, in the absence of a judicial determination, by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that such person did not engage in such conduct, which determination shall be made by a majority of a quorum of Trustees who are neither interested persons of the New Trust nor parties to the action, suit or proceeding, or by written opinion from independent legal counsel approved by such Trustees.

The Massachusetts Statute does not include an express provision limiting the liability of the Trustees of a MBT.  The MA Declaration provides that no Trustee, officer, employee or agent of PMP shall be subject to any personal liability whatsoever, except that the Trustees are not protected from any liability to which they may be subject as a result of their bad faith, willful misfeasance, gross negligence or reckless disregard in discharging their duties to PMP or its shareholders (“Disqualifying Conduct”).  Claimants may only look to the property of PMP or the appropriate series for satisfaction of claims arising in connection with the affairs of PMP.  If any Trustee, officer, employee or agent of PMP is made a party to any suit or proceeding to enforce any such claim, he or she shall not be held to any personal liability.

The MA Declaration provides that every person who is, or has been, a Trustee or officer of PMP shall be indemnified by PMP to the fullest extent permitted by law.  This indemnification covers all liability and expenses reasonably incurred or paid in connection with any proceeding in which he or she becomes involved because of being or having been a Trustee or officer.  The MA By-Laws further provide, however, that no indemnification shall be provided to a Trustee or officer: (1) for any liability to PMP or the shareholders arising from Disqualifying Conduct; (2) for any matter where the Trustee or officer has been finally adjudged to be liable in the performance of his or her duty to PMP unless a legal determination has been made that the person was not liable because he or she engaged in Disqualifying Conduct; or (3) in the event of a settlement resulting in a payment by a Trustee or officer, unless there has been a determination that the Trustee or officer did not engage in Disqualifying Conduct.

Preemptive, Dissenter’s and Other Rights

The DE Declaration provides that shareholders shall have no preemptive or other right to subscribe to any additional shares or other securities issued by the New Trust.

The MA Declaration provides that PMP shareholders are not entitled to any preference, preemptive, appraisal, conversion or exchange rights.

Amendments to Organizational Documents

The DE Declaration may be amended at any time for any purpose by two-thirds or more  of the New Trust’s Board of Trustees; provided, that the vote or a written or other legally permissible form of consent of shareholders holding, in the aggregate, a majority of the outstanding shares or of shareholders of two-thirds or more of the interests voting or consenting, if shareholders of at least a majority of such interests vote or consent, shall be necessary to approve any amendment whenever such vote or consent is required under the 1940 Act.  The DE By-Laws may be altered, amended or repealed solely by a majority vote of the Trustees (and not by a vote of the shareholders).

The MA Declaration may be amended by an instrument in writing signed by a majority of the Trustees.  The MA By-Laws may be amended or repealed, or new MA By-Laws may be adopted, by: (1) the vote of a majority of the outstanding shares; or (2) the PMP’s Board of Trustees, subject to the right of shareholders.

Inspection Rights

The DE By-Laws provides that subject to such restrictions as the Trustees may reasonably impose, the shareholders shall have the right to inspect books and records of the New Trust during normal business hours and for any purpose not harmful to the New Trust.

The MA By-Laws provides that the minutes and accounting books and records shall be open to inspection upon the written demand of any shareholder at any reasonable time during regular business hours for a purpose reasonably related to the shareholder’s interests.

Dissolution and Termination

Under the DE Declaration, any series of the New Trust shall be dissolved by unanimous consent/resolution adopted by a majority of the Trustees by notice of dissolution to the shareholders of the series.  The New Trust shall be dissolved upon the dissolution of the last remaining series.

The MA Declaration provides that PMP or any of its series may be terminated by: (1) the affirmative vote of the “majority of the outstanding voting securities” (as the quoted phrase is defined in the 1940 Act) of the Trust or series, as applicable; or (2) by the Trustees by written notice to shareholders. After termination of PMP or any series and any final distribution to shareholders, the Board of Trustees must wind up the affairs of PMP or the series.

Derivative Actions

PMPs Declaration defines which claims may be brought directly by shareholders and which claims may be brought derivatively on behalf of PMP and authorizes the Trustees to determine whether to submit to the shareholders the decision whether or not a claim should be brought derivatively or directly.  PMP’s Declaration also contains a forum selection provision which requires that all shareholder claims against PMP be brought to the Business Litigation Section of Massachusetts state courts, which has expertise in Massachusetts business trust law.

Under the Delaware Act, a shareholder may bring a derivative action if Trustees with authority to do so have refused to bring the action or if a demand upon the Trustees to bring the action is not likely to succeed.  A shareholder may bring a derivative action only if the shareholder is a shareholder at the time the action is brought and (1) was a shareholder at the time of the transaction complained about, or (2) acquired the status of shareholder by operation of law or the trust’s governing instrument from a person who was a shareholder at the time of the transaction.  The Massachusetts Statute does not contain statutory provisions regarding shareholder derivative actions.

The DE Declaration does not specifically address derivative actions.  The MA Declaration does not specifically addresses derivative actions.

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

Shareholder Name and Address Here

PROXY VOTING OPTIONS

1. **ONLINE** at **proxyonline.com** using your proxy control number found below
2. By **PHONE** when you dial 1-888-227-9349 toll-free to reach an automated touchtone voting line
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4. **MAIL** your signed and voted proxy back in the postage paid envelope provided

CONTROL NUMBER **12345678910**

GoodHaven Fund

(a series of Professionally Managed Portfolios)

The undersigned, revoking prior proxies, hereby appoints Elaine E. Richards, Eric C. VanAndel and Donna M. Barrette, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of GoodHaven Fund (the "Fund") to be held at the offices of U.S. Bancorp Fund Services, LLC, 2020 E. Financial Way, Suite 100, Glendora, California 91741 on March 28, 2016, at 9:00 a.m., Pacific Time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-866-864-4940**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on March 28, 2016. The proxy statement for this meeting is available at: proxyonline.com/docs/goodhaven2016.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

GoodHaven Fund

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund's Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

		FOR	AGAINST	ABSTAIN
1	Approval of an Agreement and Plan of Reorganization under which all of the assets of the Fund will be transferred to a newly formed series (the "New Fund") of a newly formed Delaware trust, The GoodHaven Funds Trust, in exchange solely for (i) shares of the New Fund having equal value, which will be distributed proportionately to the shareholders of the Fund as indicated in the proxy statement, and (ii) the New Fund's assumption of all of the Fund's liabilities (the "Reorganization"). The Reorganization will not result in any change in the way the Fund is managed or in the Fund's investment objective, policies and strategies. While the Fund will have the same investment adviser, portfolio managers, and other key service providers, it will be governed by a different Board of Trustees.	O	O	O

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]